UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2023

Item 1. Reports to Stockholders

Annual report

Equity funds

Delaware Growth and Income Fund
Delaware Opportunity Fund
Delaware Global Equity Fund

September 30, 2023

Alternative/specialty funds

Delaware Covered Call Strategy Fund
Delaware Hedged U.S. Equity Opportunities Fund
Delaware Premium Income Fund

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of September 30, 2023, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Growth and Income Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)

Delaware Growth and Income Fund (Institutional Class shares)	1-year return	+20.01%
Delaware Growth and Income Fund (Class A shares)	1-year return	+19.74%
Russell 1000® Value Index (benchmark)	1-year return	+14.44%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Growth and Income Fund, please see the table on page 14.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 15 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and current income.

Market review

The fiscal year ended September 30, 2023, was a stark departure from the prior reporting period, which was characterized by the weak performance of equities, particularly US technology companies. Although the past 12 months were most notable for persistently high inflation, geopolitical risks including the continuation of the Russia-Ukraine war, and rising interest rates, the S&P 500® Index nonetheless rose 22%. The “Magnificent Seven” (Alphabet Inc., Amazon.com Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., NVIDIA Corp., and Tesla Inc.) dominated returns as investors focused on the potential opportunity presented by artificial intelligence (AI).

The US Federal Reserve continued to raise rates, increasing the federal funds rate by 0.25 percentage points in July, its fourth quarter-percentage-point hike of the year. That brought the rate to a range of 5.25% to 5.50% and was the 11th rate increase since the Fed began tightening monetary policy in March 2022. At its next meeting in September, the Fed voted to hold rates steady, noting that more hikes were possible and that rates could stay higher for longer than previously expected.

According to the most recent inflation data, the Personal Consumption Expenditures Price Index (PCE) was up 3.5% in August 2023 from a year earlier. The Core Personal Consumption Expenditures Price Index (Core PCE), which excludes food and energy prices, was up 3.9% in August. The personal savings rate ticked lower in each of the last three months of the fiscal year. At 3.9%, the current savings rate is now well below its long-term average of 8.8%, as consumers continue to draw down excess savings generated by pandemic-era stimulus programs.

Sources: Bloomberg, Bureau of Economic Analysis.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Growth and Income Fund outperformed its benchmark, the Russell 1000 Value Index. The Fund’s Institutional Class shares gained 20.01%. The Fund’s Class A shares advanced 19.74% at net asset value (NAV) and gained 12.90% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 14.44%. For complete, annualized performance of Delaware Growth and Income Fund, please see the table on page 14.

On a sector basis, information technology (IT), communication services, and financials contributed to the Fund’s performance during the 12-month period. Positive stock selection and sector allocation relative to the benchmark drove the IT sector’s strong performance. In particular, holdings in Broadcom Inc. and Cisco Systems Inc. added to the Fund’s performance. Shares of Broadcom, a semiconductor and chip manufacturer, rose 92%, as investors focused on the opportunities created by AI. Investors also took note of two insiders, Harry L. You and Check Kian Low, both directors at Broadcom, who made substantial purchases in the company amid its strong performance.

In the communication services sector, stock selection was the key driver, augmented by positive sector allocation. Overweight positions relative to the benchmark in Meta Platforms and Comcast Corp. were the largest contributors to performance.

Positive stock selection drove outperformance in the financials sector. Positions in Evercore Inc. and Blackstone Inc. were the leading contributors. Independent investment banking firm Evercore performed well, delivering strong earnings growth on the back of a growing client base in advisory solutions, increasing assets under management, and geographic expansion.

The industrials, healthcare, and materials sectors were the leading detractors from performance. Industrials was the largest detractor, driven by both negative stock selection and sector allocation. An

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Delaware Growth and Income Fund

overweight position in Delta Air Lines Inc. and underweight positions in PACCAR Inc. and Builders FirstSource Inc. were the largest detractors. Despite robust demand fueled by a boom in international travel, Delta’s shares fell sharply from their highs. Investors were concerned with rising energy prices and the potential impact of increased geopolitical risk. We increased the Fund’s position in Delta during the fiscal period as it became increasingly attractive to us.

In healthcare, sector allocation detracted from performance, partially offset by positive stock selection. Positions in Bristol-Myers Squibb Co., CVS Health Corp., and The Cigna Group were the largest detractors. CVS Health fell after health insurer Blue Shield of California announced that it would drop CVS Caremark as its pharmacy benefit manager (PBM) in favor of multiple partners, including Amazon.com. We continued to maintain positions in each of these holdings, based on what we viewed as their relative attractiveness.

At the close of the fiscal year, the Fund held 66 positions diversified across sectors. Cash was 0.38% of the total portfolio and no derivative instruments were held. On a sector basis, the Fund was overweight energy, IT, and healthcare and was underweight real estate, industrials, and materials. Due to the Fund’s objective, there was a large exposure to income.

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Portfolio management reviews

Delaware Opportunity Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)

Delaware Opportunity Fund (Institutional Class shares)	1-year return	+10.40%
Delaware Opportunity Fund (Class A shares)	1-year return	+10.08%
Russell Midcap® Value Index (benchmark)	1-year return	+11.05%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Opportunity Fund, please see the table on page 17.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 19 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital growth.

Market review

For the fiscal year ended September 30, 2023, the Russell Midcap Value Index gained 11.05%. Growth stocks outperformed value stocks across the US market capitalization spectrum, as the Russell Midcap Growth Index advanced 17.47%. Large-cap companies outperformed small- and mid-cap companies as the larger-cap Russell 1000® Value Index returned 14.44% while the Russell 2000® Value Index gained 7.84%. The real estate investment trust (REIT) and utility sectors were the only sectors that declined within the Russell Midcap Value Index. The index’s other nine sectors advanced. The industrials, energy, and transportation sectors of the benchmark were the strongest, with each advancing by more than 20%.

The effects of the Federal Open Market Committee’s (FOMC’s) fierce pace of rate increases over the past 18 months began to influence US macroeconomic conditions and financial markets. With a target federal funds rate range of 5.25% to 5.50%, and an unemployment rate of just 3.8%, we anticipate borrowing costs will be higher for longer. In the survey reports we monitor from the US Federal Reserve, banks reported having tightened their standards for loans in the second quarter of 2023, with respondents frequently citing a more uncertain economic outlook and reduced tolerance for risk. These may challenge companies with leveraged balance sheets that need access to capital. During the Fund’s fiscal year, we further improved its high-quality posture as we were cautious about the macroeconomic environment.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Opportunity Fund advanced although it underperformed its benchmark, the Russell Midcap Value Index. The Fund’s Institutional Class shares gained 10.40%. The Fund’s Class A shares returned 10.08% at net asset value (NAV) and 3.76% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark, the Russell Midcap Value Index, returned 11.05%. For complete annualized performance of Delaware Opportunity Fund, please see the table on page 17.

Stock selection in the financial services sector was the largest detractor from the Fund’s performance relative to the benchmark during the fiscal year. Stock selection likewise detracted in the consumer staples, energy, and transportation sectors. On a relative basis, stock selection contributed in the technology, healthcare, REIT, consumer discretionary, basic industry, and utilities sectors. An overweight allocation in the industrials sector also contributed.

In the financial services sector, the Fund’s holdings in the bank industry declined by more than those in the benchmark over the fiscal year. Signature Bank was a regional bank headquartered in New York City and had offices in the New York City metropolitan area and California. Signature Bank was a leading provider of payment and depository services for customers in the digital currency industry. It also offered traditional commercial banking services. The announced liquidation of Silvergate Bank, which was a regional bank solely focused on providing depository services to participants in the digital currency industry, and the failure of Silicon Valley Bank caused a bank run at Signature Bank in March. (Neither Silvergate Bank nor Silicon Valley Bank were Fund holdings.) In two days, more than 20% of Signature Bank’s deposit customers withdrew their money. The New York State Department of Financial Services closed Signature Bank’s bank subsidiary and moved it into receivership under the Federal Deposit Insurance Corporation (FDIC). In March, we exited the Fund’s position in Signature Bank after it was placed in receivership.

Western Alliance Bancorp, a regional bank with branches in Arizona, Nevada, and California, operates several national commercial lending businesses and a national residential mortgage business. Western Alliance also operates several national banking

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businesses, including providing bank services for companies backed by venture capital investors, the core business of Silicon Valley Bank. These venture capital investor customers made up about 11% of Western Alliance’s deposits. After the failure of Silicon Valley Bank and Signature Bank, fears of a bank run at Western Alliance caused the company’s stock to decline meaningfully in a short period of time. We exited the Fund’s position in Western Alliance owing to the potential risk of a bank run.

Regional bank KeyCorp also detracted. Following the banking crisis in March, many regional banks, including KeyCorp, traded lower on investor pessimism toward the group. Regional banks with a high percentage of uninsured deposits, venture capital or technology company deposits, and or low capital ratios when adjusted for accumulated other comprehensive income (AOCI) were the hardest hit. KeyCorp traded lower because it has lower capital ratios than its peers. KeyCorp’s management took action to address investor concerns by revising its guidance and maintaining its dividend. We kept the Fund’s position in KeyCorp as its valuation is discounted relative to its own history.

Stock selection in the technology sector contributed with the Fund’s holdings outperforming those in the benchmark. Flex Ltd. is an electronics manufacturing services company that designs and develops original design manufacturing products (ODM) for the aerospace and defense, cloud, auto, digital health, lighting, housing, solar, energy, industrial, and data communication industries. Flex consecutively beat consensus earnings expectations and outperformed as a result. Management has focused on more-profitable businesses and has managed costs well, in our opinion, resulting in margin improvement. We maintained the Fund’s position in Flex as it generated strong free cash flow and had a healthy backlog.

Quanta Services Inc., a specialty engineering and construction firm with a focus on the electric power, renewable energy, and underground utility infrastructure solutions, was a leading contributor during the fiscal year. Quanta’s revenues reached record levels in its fiscal second quarter, and management increased guidance. Quanta is seeing momentum in its renewable segment and reported a record backlog. We maintained the Fund’s position in Quanta since we view it as an attractive investment with improving earnings and a strong balance sheet.

Strong stock selection in the consumer discretionary sector contributed to the Fund’s performance. D.R. Horton Inc., one of the nation’s largest homebuilders, focusing mainly on entry-level homes for first-time buyers, outperformed. During the fiscal year, a lack of inventory of available homes for sale and higher borrowing costs created strong demand for new homes, which benefited D.R. Horton. The company’s average sales price increased, and gross margins improved during the fiscal year. We maintained the Fund’s position in D.R. Horton as we believe it is well positioned to weather a softer demand environment for housing and higher rates.

Relative to the benchmark, the Fund ended the fiscal year overweight the industrials, energy, basic industry, and financial services sectors and underweight the REIT, healthcare, consumer discretionary, and transportation sectors. Sector weightings were similar to benchmark weights in the utilities, consumer staples, and technology sectors. Our team’s investment philosophy remains unchanged as we focus on bottom-up (stock-by-stock) security selection and specifically on identifying quality companies that, in our view, trade at attractive valuations. Additionally, we continue to focus on uncovering companies that have shareholder-friendly capital return policies –returning cash through share buybacks, dividends, and/or debt reduction.

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Portfolio management reviews

Delaware Global Equity Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)

Delaware Global Equity Fund (Institutional Class shares)	1-year return	+21.83%
Delaware Global Equity Fund (Class A shares)	1-year return	+21.40%
MSCI World Index (net) (benchmark)	1-year return	+21.95%
MSCI World Index (gross) (benchmark)	1-year return	+22.58%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Equity Fund, please see the table on page 21.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Significant Fund event

On August 31, 2023, the portfolio management responsibilities of the Fund changed, and Aditya Kapoor, Charles John, and Charles (Trey) Schorgl now serve as portfolio managers of the Fund.

Investment objective

The Fund seeks long-term capital growth.

Market review

For the fiscal year ended September 30, 2023, investors witnessed a global equity market sometimes difficult to navigate. During December 2022, the MSCI World Index shed part of the gains accumulated in October and November as higher interest rates pushed valuations lower in certain parts of the market. Stocks like Amazon.com weighed on the total return in December, which might not be a surprise considering the inflationary pressure on consumers’ spending power.

In the first calendar quarter of 2023, despite significant uncertainties after we witnessed that higher interest rates were not good for banks – highlighted by the failures in March of Silicon Valley Bank, Signature Bank, and Credit Suisse – the stock market found support and delivered strong performance during the quarter.

Global equities continued to perform well in the second quarter of 2023, ignoring investors’ concerns that aggressive rate hikes, a principal cause of the US banking crisis earlier in the year, might also induce a recession.

In May, the artificial intelligence (AI) euphoria gained further momentum when NVIDIA Corp., the leading producer of chips powering AI applications, reported unexpectedly strong results from a surge in demand. That seemed to signal investors to purchase anything associated with AI. Mega-cap tech stocks, in particular, benefited as their valuations rose to precarious heights.

In the third calendar quarter of 2023, increased macroeconomic and market volatility provided few clues as to the likelihood of continued growth, a recession, or the elusive Goldilocks scenario – a soft landing.

In September, investors eagerly looked to the US Federal Reserve and the European Central Bank (ECB), hoping for relief from steadily rising interest rates. While the Fed kept rates unchanged, its rhetoric was hawkish, indicating that interest rates could stay higher for longer. The ECB raised interest rates by a quarter percentage point, its 10th consecutive increase, reaching an all-time high. However, at the same time, it signaled it was near the end of its series of increases.

Global equities, as represented by the MSCI World Index (net), were volatile during the Fund’s fiscal year, rising in the first three quarters but declining 3.46% in the third calendar quarter of 2023. For the 12-month period ended September 30, 2023, the MSCI World Index (net) increased 21.95%.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Global Equity Fund advanced but slightly underperformed its benchmark, the MSCI World Index (net). The Fund’s Institutional Class shares gained 21.83%. The Fund’s Class A shares gained 21.40% at net asset value (NAV) and 14.42% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark returned 21.95%. For complete, annualized performance of Delaware Global Equity Fund, please see the table on page 20.

For the 11-month period from October 2022 through August 2023, the Fund outperformed its benchmark in a market of positive absolute returns, where the MSCI World Index gained 27.5%. The outperformance was based on strong stock selection, as the overall allocation effect detracted from relative returns. Having no exposure

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Delaware Global Equity Fund

to financials, real estate, or utilities had a positive relative impact, but the large overweight to consumer staples and large underweight to the strongest-performing sector, information technology, detracted from relative performance. Stock selection within consumer discretionary, consumer staples, and healthcare had a notable positive effect.

Three of the largest individual contributors to active performance were SAP SE, the German worldwide provider of enterprise application software products; German-based athletic apparel and footwear corporation adidas AG; and Danish multinational pharmaceutical company Novo Nordisk A/S, which in early August 2023 released results from its SELECT trial, showing that patients receiving the GLP-1 analog semaglutide (Wegovy) had a 20% reduction in cardiovascular events compared with those who received a placebo.

Conversely, three of the largest detractors from performance during the first 11 months of the fiscal year were British multinational alcoholic beverage company Diageo PLC; American multinational pharmaceutical and biotechnology corporation Pfizer Inc.; and Swiss pharmaceutical company Roche Holding Ltd. for whom 2022 was a long year of disappointments, with several pipeline setbacks. Roche’s experimental oral treatment for advanced breast cancer failed in April 2022 and the company’s long-awaited Alzheimer’s treatment failed its phase 3 trial in November 2022.

The Fund underperformed its benchmark in September 2023, the final month of the fiscal year, primarily due to holdings in industrials and consumer discretionary. An overweight to consumer staples also detracted from performance. Stock selection in consumer staples and financials contributed to the Fund’s performance. Among countries, India was the strongest overall contributor for this period, while the Netherlands was the largest detractor.

At the stock level, Koninklijke Ahold Delhaize NV, RTX Corp., and Diageo PLC detracted the most in September. Ahold Delhaize, a Netherlands-based grocer and operator of drug stores, was down with the entire industry on fears of deflation, as deflationary periods are challenging for grocers. RTX, an aerospace and defense company, had complications with its engine division, Pratt & Whitney. This likely will be a short-term cost headwind, in our view, since the long-term outlook remains positive. However, we sold the stock and replaced it with Howmet Aerospace Inc., as we believed Howmet was in a better position in the near term and was trading at an attractive valuation. Stock in Diageo, a UK-based spirits company, was down in September when sentiment turned negative on risk to earnings growth after a long period of strength.

The leading contributors to relative return in September were Casey’s General Stores Inc., Costco Wholesale Corp.,and Mitsubishi UFJ Financial Group. Casey’s, a US-based convenience store and gas station operator, was up after posting strong earnings driven by better fuel margins and food sales. Costco, a US retailer, rose because of continued confidence in its ability to execute along with economic resilience. The stock for Mitsubishi UFJ Financial Group, a Japanese financial services company, was also up during the month, due to monetary policy conditions in Japan.

During the fiscal year, the Fund used forward foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges during the fiscal year. The effect of these contracts on performance was not material.

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Portfolio management reviews

Delaware Covered Call Strategy Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)

Delaware Covered Call Strategy Fund (Institutional Class shares)	1-year return	+18.56%
Delaware Covered Call Strategy Fund (Class A shares)	1-year return	+18.27%
Cboe S&P 500 BuyWrite Index (benchmark)	1-year return	+14.62%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Covered Call Strategy Fund, please see the table on page 24.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 26 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Ziegler Capital Management, LLC (ZCM), a US-registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, ZCM is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

The S&P 500® Index returned 21.59% for the fiscal year ended September 30, 2023. Despite the strong return, there was a flight to quality in the stock market as small-cap and emerging-market equities underperformed, beginning with the onset of banking turmoil in March. Bonds also underperformed by a wide margin for the year as interest rates rose. In what was a concerning sign for the health of equity markets, only a small number of stocks drove large-cap stock gains. Technology companies led the way as the NASDAQ-100 Index returned 35.31% for the fiscal year. Overall quarterly earnings per share for the S&P 500 Index were flat year over year. Additionally, corporate profits for all US corporations were negative for the year, as measured by the US Bureau of Economic Analysis (BEA), which gives heavier weight to smaller companies.

The US Federal Reserve conveyed a hawkish tone throughout the fiscal year. Market participants grew increasingly concerned that the Fed would need to hold interest rates higher for longer to combat elevated core inflation. The 10-year Treasury yield increased from 3.83% at the beginning of the year to 4.57% as of September 30, a level not seen since 2007. Despite the rise in interest rates, bonds eked out a small positive return, with the Bloomberg US Aggregate Index gaining 0.64% for the fiscal year. Over the past three years, the Bloomberg US Aggregate Index declined 14.82%, while the S&P 500 Index increased 33.57% (not annualized).

Although above average, inflation fell during the period in many countries, including the US, as supply chains and labor markets normalized. Core inflation declined by at least 1.5 percentage points from its peak in all major developed market economies. For instance, the Core Consumer Price Index (Core CPI) fell from a peak of 6.6% to 4.4% in the US. Job and wage growth also gradually slowed. The largest retailer in the US announced wage reductions for new hourly hires. On corporate earnings calls, references to labor shortages fell to the lowest level of the COVID-19 recovery period. Consequently, core inflation is expected to fall to 2.7% by the middle of 2024.

Economic growth was strong during the reporting period despite significant rate increases, as government and consumer spending supported the economy. However, gross domestic product (GDP) growth is expected to slow to nearly zero percent over the next two quarters as headwinds materialize. The resumption of student-loan payments is likely to weigh on consumer spending, as are the expanding autoworker strikes. Mortgage rates rose to 22-year highs during the reporting period, more than doubling the interest cost of a mortgage compared with early in 2022. There is concern that the recent rise in interest rates may cause renewed stress for banks. Banking regulation has increased, and lending standards have tightened, which has historically led to slower economic growth on the margin. More restrictive lending standards have historically been a bigger burden for smaller companies, given that smaller companies are more dependent upon bank lending for financing.

S&P 500 Index profit margins declined somewhat during the reporting period but ended the fiscal year at relatively high levels compared with past economic cycles as corporations raised prices and improved operational efficiencies. Valuations ended the fiscal year above long-term averages, with the trailing and forward price-to-earnings (P/E) ratios of the S&P 500 Index at 21.4 and 17.9, respectively. S&P 500 Index earnings are expected to grow nearly 2% in 2023, but then increase 11% annually for the following two calendar years. As a result, high expectations and elevated market valuations are risks to the outlook that we are monitoring closely.

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Portfolio management reviews

Delaware Covered Call Strategy Fund

Continued economic and market uncertainty caused implied volatility and option prices to remain elevated during the first half of the fiscal year, providing a tailwind for strategies that write options. We believe this has created an attractive environment for our covered-call strategies, as the call options have provided above-average income and downside-protection amounts throughout the past year.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Covered Call Strategy Fund outperformed its benchmark, the Cboe S&P 500 BuyWrite Index. The Fund’s Institutional Class shares gained 18.56%. The Fund’s Class A shares gained 18.27% at net asset value and 11.44% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark advanced 14.62%. For complete, annualized performance of Delaware Covered Call Strategy Fund, please see the table on page 23.

Net of fees, the Fund’s Institutional Class shares outperformed the benchmark by 39 basis points (one basis point equals one-hundredth of a percentage point). Both the Fund’s actively managed call options and the Fund’s stock portfolio outperformed. Nearly half of the outperformance was due to excess return from the stocks in the Fund, while the other half was due to the call options, which provided income and downside protection during the fiscal year. The Fund captured 91% of the return of the S&P 500 Index during the fiscal year with only 64% of the risk, resulting in a higher risk-adjusted return.

The beta (a measure of volatility) of the Fund versus the S&P 500 Index was 0.63 during the fiscal year, as the call options in the Fund dampened the risk profile versus a portfolio of unhedged equities.

The actively managed call options in the Fund outperformed the call options in the benchmark by 271 basis points during the fiscal year. The Fund’s call option strategy is gleaned from decades of experience, as the Fund follows an institutional covered-call strategy that was created in 1997 and managed through multiple market environments. The actively selected single-stock call options in the Fund provided a source of alpha during the fiscal year as they generated higher call premiums than the index call options of the benchmark. In addition, the actively managed call options in the Fund were moved up and down more frequently, as needed, relative to the rules-based call option strategy of the benchmark, which moves its call option strike price once per month. As a result, the call options in the Fund outperformed for six of the last seven months of the fiscal year, generally outperforming in both positive and negative markets. During the most negative month of the fiscal year, however, the call options in the benchmark outperformed because the at-the-money call options of the benchmark provided more downside protection compared to the out-of-the-money call options of the Fund. This was also true during the month of May when the stock market was relatively flat. Since inception, the actively managed call options in the Fund have outperformed the benchmark’s index call options by 346 basis points per year.

The Fund’s stock portfolio outperformed the stocks in the benchmark by 241 basis points during the fiscal year. Both stock selection and sector allocation were positive. Stock selection was positive in the consumer discretionary sector as the travel and retail holdings performed well. Stock selection was also positive in information technology (IT) and financials, as the higher quality banks and credit card companies in the portfolio outperformed. The industrials stocks in the Fund lagged the overall market as the manufacturing sector slowed, so stock selection was negative in industrials. Aerospace and defense stocks also underperformed. We continued to maintain an overweight in defense stocks at period end due to heightened geopolitical risks, as well as less economic cyclicality in defense stocks relative to other more volatile industrials that are closely tied to the business cycle and GDP growth. An underweight to healthcare added to relative returns as the sector lagged the market during the year. While an underweight in communication services detracted, since the technology stocks within the sector performed well. The Fund’s overweight in IT, the strongest-performing sector during the year, contributed to returns. At the end of the fiscal year, relative to the benchmark, the Fund’s stock portfolio was overweight larger companies with higher-than-average profitability, higher growth, and slightly higher dividends.

8

Portfolio management reviews

Delaware Hedged U.S. Equity Opportunities Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)

Delaware Hedged U.S. Equity Opportunities Fund (Institutional Class shares)	1-year return	+11.62%
Delaware Hedged U.S. Equity Opportunities Fund (Class A shares)	1-year return	+11.45%
Russell 3000® Index (primary benchmark)	1-year return	+20.46%
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	+15.74%
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	+4.47%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 28.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 30 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to generate income.

Wellington Management Company LLP (Wellington Management), a US-registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, Wellington Management is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

Domestic equities surged during the fiscal year ended September 30, 2023, albeit with a few bumps along the way. Investors’ optimism that the US Federal Reserve would begin scaling back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, fueled a sharp rebound in stocks in October and November 2022.

Risk sentiment then waned in December amid recession fears, macroeconomic headwinds, and concern that the coming quarters harbored downside earnings risks. Also in December, the Fed raised interest rates 50 basis points (one basis point equals one-hundredth of a percentage point), snapping a streak of four consecutive 75-basis-point hikes.

In March 2023, the collapse of two US regional banks added to uncertainty about the US economic outlook, with investors grappling to assess the effect of tighter credit conditions and the path of interest rates and inflation. The Fed slowed the pace of policy tightening, raising interest rates by 25 basis points in February and again in March, to a range of 4.75% to 5%.

Markets resumed their ascent in the second quarter 2023, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investors’ exuberance over generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.

In the third quarter of 2023, markets were pressured by surging Treasury yields amid firming views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending appeared to increase the prospect that the US economy could achieve a “soft landing.”

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Hedged U.S. Equity Opportunities Fund underperformed both its primary benchmark, the Russell 3000 Index, and one of its secondary benchmarks, the custom 70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index. The Fund outperformed its other secondary benchmark, the ICE BofA US 3-Month Treasury Bill Index. The Fund’s Institutional Class shares gained 11.62%. The Fund’s Class A shares rose 11.45% at net asset value and 5.07% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Russell 3000 Index gained 20.46%. The blend of 70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index gained 15.74%, and the ICE BofA US 3-Month Treasury Bill Index gained 4.47%. For complete, annualized performance of Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 26.

The Fund combines a long-only, multimanager equity approach with a hedging strategy designed to help manage the portfolio’s risk profile and market exposure.

While the equity strategy posted positive absolute returns over the period, it underperformed its benchmark, the Russell 3000 Index. Sector allocation, a residual of the underlying managers’ bottom-up

9

Portfolio management reviews

Delaware Hedged U.S. Equity Opportunities Fund

stock-selection process, detracted from relative performance, due to the Fund’s underweight allocations to the information technology (IT) and communication services sectors. An overweight allocation to industrials and an underweight allocation to utilities partially offset this, however. Stock selection likewise detracted from relative performance during the period, as weak selection within the IT and financials sectors was only partially offset by stronger selection within the consumer discretionary and energy sectors.

Our underweight position in NVIDIA Corp. was the largest relative detractor during the reporting period. Shares of the company ended the fiscal period markedly higher as the chipmaker reported earnings and revenues that beat consensus estimates. Strong data-center demand for chips from generative AI and language-learning models also helped push the shares higher during the period. Although we increased our exposure to NVIDIA, we remained underweight relative to the benchmark as of the end of the reporting period.

Our overweight position in M&T Bank Corp. detracted from results. Shares of M&T fell during the period. The commercial bank reported earnings below expectations, driven by loan provisions, a fall in non-interest income, and higher compensation expenses. The collapse of several US regional banks in March 2023 also put pressure on the company’s stock price. We increased our overweight position as of the end of the period.

Our overweight position in American Tower Corp., a real estate investment trust (REIT), detracted from results. The company erects cellular communications towers and leases space to carriers. Shares ended the period lower when the company reported earnings that missed consensus estimates for multiple quarters, driven by headwinds from higher interest rates. We subsequently increased our overweight position as we viewed the company favorably.

Our underweight position in consumer discretionary company Tesla Inc. was the largest relative contributor during the fiscal period. Shares of the automotive and clean energy company ended the period higher as it achieved consistent strong earnings that beat consensus estimates. The company’s Model Y was the No. 1 selling vehicle globally in the first quarter of 2023, becoming the first electric vehicle (EV) to claim that title. We initiated a position in Tesla during the Fund’s fiscal year.

Our overweight position in consumer discretionary retailer The TJX Cos. Inc. contributed to results. Shares of TJX, which operates off-price department stores, rose as the company reported strong quarterly results during the period, driven by robust customer traffic in stores. While we reduced our position in the company, we remained overweight relative to the benchmark as of period end.

Our overweight position in Schlumberger NV, global oilfield services company, contributed to results as its shares ended the period higher. Schlumberger reported its strongest quarterly profit since 2015 in the fourth quarter of 2022 with results that topped estimates, driven by strong oilfield drilling and equipment sales that surged on high oil and gas prices. Oil and gas producers increased production with crude prices near eight-year highs, boosting demand for Schlumberger’s equipment, services, and technology. We maintained our overweight position as of the end of the fiscal year.

The Fund’s hedging strategy detracted from results over the full 12-month period. The beta hedge, which is designed to reduce the Fund’s equity exposure by selling futures on US indices, detracted from results as US markets rose. The Fund’s tail-risk management strategy, designed to mitigate capital losses in periods when equities experience a sharp decline, also detracted from results since markets rose during the period.

Below we have provided a table detailing the positioning of the hedging instruments:

Instrument	Ending allocation	Performance effect
Futures	-18% (notional exposure)	Negative impact as markets rose
Options	-7% (notional exposure)	Negative impact as markets rose
Currency forwards	0% (market value)	Negative impact

Despite what was a strong start to 2023, markets remained volatile at the end of the fiscal period with investors avidly watching the development of macroeconomic themes and the risks they pose. We expect ongoing volatility as investors react to the potential for persistently higher interest rates, sticky inflation, a slowdown in China, and the outsized impact of a select few stocks on index returns. As ever, managing risk is at the forefront of our investment process, and we seek to create a portfolio in which idiosyncratic stock selection drives results.

We are keenly focused on the evolving risks to different equity factors. We allocate to risk-aversion managers (those investing in quality) to provide exposure to companies with what we view as stable businesses. In our opinion, structurally higher interest rates may create more volatility in previously stable business models. Therefore, we look to our fundamental managers to differentiate defensive companies that might be better able to adapt to a potential higher rate environment. We balance risk-aversion with allocations to growth and value managers who aim to deliver long-term capital

10

appreciation. While we are cognizant of areas of the value universe that have a heightened risk of insolvency, we rely on the underlying managers’ stock selection skills to find what we consider to be attractively valued companies with solid fundamentals. Finally, within the growth universe, we look for businesses with what we view as strong long-term fundamentals. We are wary of longer-duration growth stocks – especially those with long make-back periods due to heightened speculation – that are more sensitive to valuation risk. We remain committed to monitoring evolving risks and seek to create a portfolio of diversified styles and investment philosophies.

11

Portfolio management reviews

Delaware Premium Income Fund	September 30, 2023 (Unaudited)

Performance preview (for the year ended September 30, 2023)

Delaware Premium Income Fund (Institutional Class shares)	1-year return	+13.73%
Delaware Premium Income Fund (Class A shares)	1-year return	+13.37%
Cboe S&P 500 BuyWrite Index (benchmark)	1-year return	+14.62%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Premium Income Fund, please see the table on page 31.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to generate income.

Ziegler Capital Management, LLC (ZCM), a US-registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, ZCM is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

The S&P 500® Index returned 21.59% for the fiscal year ended September 30, 2023. Despite the strong return, there was a flight to quality in the stock market as small-cap and emerging-market equities underperformed, beginning with the onset of banking turmoil in March. Bonds also underperformed by a wide margin for the year as interest rates rose. In what was a concerning sign for the health of equity markets, only a small number of stocks drove large-cap stock gains. Technology companies led the way as the NASDAQ-100 Index returned 35.31% for the fiscal year. Overall quarterly earnings per share for the S&P 500 Index were flat year over year. Additionally, corporate profits for all US corporations were negative for the year, as measured by the US Bureau of Economic Analysis (BEA), which gives heavier weight to smaller companies.

The US Federal Reserve conveyed a hawkish tone throughout the fiscal year. Market participants grew increasingly concerned that the Fed would need to hold interest rates higher for longer to combat elevated core inflation. The 10-year Treasury yield increased from 3.83% at the beginning of the year to 4.57% as of September 30, a level not seen since 2007. Despite the rise in interest rates, bonds eked out a small positive return, with the Bloomberg US Aggregate Index gaining 0.64% for the fiscal year. Over the past three years, the Bloomberg US Aggregate Index declined 14.82%, while the S&P 500 Index increased 33.57% (not annualized).

Although above average, inflation fell during the period in many countries, including the US, as supply chains and labor markets normalized. Core inflation declined by at least 1.5 percentage points from its peak in all major developed market economies. For instance, the Core Consumer Price Index (Core CPI) fell from a peak of 6.6% to 4.4% in the US. Job and wage growth also gradually slowed. The largest retailer in the US announced wage reductions for new hourly hires. On corporate earnings calls, references to labor shortages fell to the lowest level of the COVID-19 recovery period. Consequently, core inflation is expected to fall to 2.7% by the middle of 2024.

Economic growth was strong during the reporting period despite significant rate increases, as government and consumer spending supported the economy. However, gross domestic product (GDP) growth is expected to slow to nearly zero percent over the next two quarters as headwinds materialize. The resumption of student-loan payments is likely to weigh on consumer spending, as are the expanding autoworker strikes. Mortgage rates rose to 22-year highs during the fiscal year, more than doubling the interest cost of a mortgage compared with early in 2022. There is concern that the recent rise in interest rates may cause renewed stress for banks. Banking regulation has increased, and lending standards have tightened, which has historically led to slower economic growth on the margin. More restrictive lending standards have historically been a bigger burden for smaller companies, given that smaller companies are more dependent upon bank lending for financing.

S&P 500 Index profit margins declined somewhat during the reporting period but ended the fiscal year at relatively high levels compared with past economic cycles as corporations raised prices and improved operational efficiencies. Valuations ended the fiscal year above long-term averages, with the trailing and forward price-to-earnings (P/E) ratios of the S&P 500 Index at 21.4 and 17.9, respectively. S&P 500 Index earnings are expected to grow nearly 2% in 2023, but then increase 11% annually for the following two calendar years. As a result, high expectations and elevated market valuations are risks to the outlook that we are monitoring closely.

12

Continued economic and market uncertainty caused implied volatility and option prices to remain elevated during the first half of the fiscal year, providing a tailwind for strategies that write options. We believe this has created an attractive environment for our covered-call strategies, as the call options have provided above-average income and downside-protection amounts throughout the past year.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2023, Delaware Premium Income Fund underperformed its benchmark, the Cboe S&P 500 BuyWrite Index. The Fund’s Institutional Class shares advanced 13.73%. The Fund’s Class A shares gained 13.37% at net asset value and 6.87% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the benchmark gained 14.62%. For complete, annualized performance of Delaware Premium Income Fund, please see the table on page 29.

Compared to the Cboe S&P 500 BuyWrite Index, the Fund generated 53% less risk, resulting in a higher risk-adjusted return and illustrating the risk-dampening, income-generating characteristics of the Fund’s in-the-money call options. Every stock in the portfolio is always hedged with call options in an attempt to reduce risk and generate income. The Fund captured 69% of the return of the S&P 500 Index for the fiscal year with only 27% of the risk, creating a superior Sharpe ratio (a widely used method for measuring risk-adjusted relative returns) relative to broad equities. The upside return capture of 69% was well above average for two reasons: the stocks in the Fund outperformed and call premiums were attractive, particularly during the first half of the fiscal year, providing a tailwind to returns. The beta (volatility) of the Fund versus the S&P 500 Index was 0.28 over the past 12 months, a volatile period for equity markets.

The Fund has outperformed the Bloomberg US Aggregate Index for 14 consecutive quarters (gross of fees), as interest rates continued to rise. Bond prices swung wildly over the past three fiscal years. With headline CPI inflation at 3.7% and the yield of the Bloomberg US Aggregate Index at 5.4%, the real yield of the bond index is positive 1.7%. In comparison, the income component from the call options and dividends in the Fund was nearly 10% annualized at fiscal year end. Unlike bonds, which are negatively affected by rising rates, the Fund’s returns have historically not been correlated with interest rates as there is no duration component within the Fund’s holdings. Considering today’s volatile bond environment and high inflation rates, we believe the Fund may be an attractive, non-correlating strategy to complement investors’ fixed income portfolios.

The call options in the Fund slightly underperformed the call options in the benchmark. The Fund’s call options are written deep in the money, to provide downside protection and hedge the stock portfolio. In contrast, the benchmark’s call options are written at the money. As a result, the benchmark tends to have more upside participation during strong market rallies. This was the case during the fiscal year. However, the risk-adjusted return of the Fund has consistently outperformed, as the Fund’s call options have produced much more downside protection, but only slightly less income over time relative to the benchmark.

The Fund’s stock portfolio outperformed the stocks in the benchmark during the fiscal year. Both stock selection and sector allocation were positive. Stock selection was positive in the consumer discretionary sector as the travel and retail holdings performed well. Stock selection was also positive in financials, as the higher-quality banks and credit-card companies in the portfolio outperformed. Stock selection was negative in information technology as the Fund was underweight the more volatile technology stocks that performed well during the year. An overweight in financials detracted from returns, as the sector lagged due to rising rates and the banking turmoil in March. An underweight to healthcare and consumer staples made a positive contribution to returns. Both of these sectors lagged the market during the year.

Given the large degree of uncertainty and above-average valuations, we think the market could be in the midst of a multiyear period that is beneficial to covered-call strategies. Implied volatility and options prices have remained attractive during the past two fiscal years, providing a tailwind for our covered-call strategies. This particular Fund might serve as either a bond complement or a low-volatility equity component for an equity allocation. At fiscal year end, the call options averaged 11.5% in-the-money (11.5% below existing stock prices), providing a decent amount of downside protection. The average expiration of the Fund’s call option portfolio was 6.2 months at fiscal year end, and the annualized dividends and call-time value was near 10%. As we continue to manage the active option-writing strategy of the Fund, we will closely monitor implied volatility opportunities and downside-protection amounts that may help enhance the risk-adjusted return of the Fund relative to the benchmarks. We continue to believe the stocks in the Fund offer risk-reward potential, especially when combined with in-the-money call options, which may help stabilize returns by providing both downside protection and a return component.

13

Performance summaries

Delaware Growth and Income Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	10 year
Class A (Est. October 4, 1993)
Excluding sales charge	+19.74%	+6.74%	+7.80%
Including sales charge	+12.90%	+5.49%	+7.16%
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+20.01%	+7.02%	+8.14%
Including sales charge	+20.01%	+7.02%	+8.14%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+20.13%	+7.11%	+8.20%
Including sales charge	+20.13%	+7.11%	+8.20%
Russell 1000 Value Index	+14.44%	+6.23%	+8.45%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.06%	0.81%	0.73%
Net expenses (including fee waivers, if any)	1.02%	0.77%	0.71%
Type of waiver	Contractual	Contractual	Contractual
14

Performance of a $10,000 investment1

For the period September 30, 2013 through September 30, 2023

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$22,504
Delaware Growth and Income Fund - Institutional Class shares	$10,000	$21,873
Delaware Growth and Income Fund - Class A shares	$ 9,425	$19,971

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on September 30, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 14 through 16.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of September 30, 2013.The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 1, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

15

Performance summaries

Delaware Growth and Income Fund

	Nasdaq symbols	CUSIPs
Class A	FGINX	24611D870
Institutional Class	FGIPX	24611D862
Class R6	FGIQX	24611D854
16

Performance summaries

Delaware Opportunity Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. August 24, 1992)
Excluding sales charge	+10.08%	+4.75%	+6.65%	—
Including sales charge	+3.76%	+3.52%	+6.02%	—
Class C (Est. February 28, 2023)
Excluding sales charge	—	—	—	-5.62%
Including sales charge	—	—	—	-5.62%
Class R (Est. February 28, 2023)
Excluding sales charge	—	—	—	-5.34%
Including sales charge	—	—	—	-5.34%
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+10.40%	+5.07%	+6.97%	—
Including sales charge	+10.40%	+5.07%	+6.97%	—
Class R6 (Est. April 1, 2013)
Excluding sales charge	+10.49%	+5.19%	+7.10%	—
Including sales charge	+10.49%	+5.19%	+7.10%	—
Russell Midcap Value Index	+11.05%	+5.18%	+7.92%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Real estate investment trust (REIT) investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

17

Performance summaries

Delaware Opportunity Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.20%	1.95%	1.45%	0.95%	0.95%
Net expenses (including fee waivers, if any)	1.14%	1.89%	1.39%	0.89%	0.78%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
18

Performance of a $10,000 investment1

For the period September 30, 2013 through September 30, 2023

	Starting value	Ending value
Russell Midcap Value Index	$10,000	$21,421
Delaware Opportunity Fund - Institutional Class shares	$10,000	$19,608
Delaware Opportunity Fund - Class A shares	$ 9,425	$17,949

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on September 30, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 17 through 20.

The graph also assumes $10,000 invested in the Russell Midcap Value Index as of September 30, 2013. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Growth Index, mentioned on page 3, measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 3, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Value Index, mentioned on page 3, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

19

Performance summaries

Delaware Opportunity Fund

	Nasdaq symbols	CUSIPs
Class A	FIUSX	24611D771
Class C	FIVCX	24611D383
Class R	FIZRX	24611D375
Institutional Class	FIVUX	24611D763
Class R6	FIVVX	24611D755
20

Performance summaries

Delaware Global Equity Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	10 year
Class A (Est. November 16, 1981)
Excluding sales charge	+21.40%	+1.84%	+5.35%
Including sales charge	+14.42%	+0.64%	+4.72%
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+21.83%	+2.15%	+5.70%
Including sales charge	+21.83%	+2.15%	+5.70%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+22.04%	+2.24%	+5.79%
Including sales charge	+22.04%	+2.24%	+5.79%
MSCI World Index (net)	+21.95%	+7.26%	+8.26%
MSCI World Index (gross)	+22.58%	+7.80%	+8.84%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

21

Performance summaries

Delaware Global Equity Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.37%	1.12%	1.06%
Net expenses (including fee waivers, if any)	1.16%	0.91%	0.85%
Type of waiver	Contractual	Contractual	Contractual
22

Performance of a $10,000 investment1

For the period September 30, 2013 through September 30, 2023

	Starting value	Ending value
MSCI World Index (gross)	$10,000	$23,332
MSCI World Index (net)	$10,000	$22,125
Delaware Global Equity Fund - Institutional Class shares	$10,000	$17,409
Delaware Global Equity Fund - Class A shares	$ 9,425	$15,864

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on September 30, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the MSCI World Index as of September 30, 2013. The MSCI World Index represents large-and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FIISX	24611D706
Institutional Class	FIITX	24611D805
Class R6	FIIUX	24611D888
23

Performance summaries

Delaware Covered Call Strategy Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	Lifetime
Class A (Est. April 1, 2016)
Excluding sales charge	+18.27%	+4.25%	+5.49%
Including sales charge	+11.44%	+3.03%	+4.66%
Institutional Class (Est. April 1, 2016)
Excluding sales charge	+18.56%	+4.51%	+5.77%
Including sales charge	+18.56%	+4.51%	+5.77%
Class R6 (Est. April 1, 2016)
Excluding sales charge	+18.70%*	+4.69%	+5.94%
Including sales charge	+18.70%	+4.69%	+5.94%
Cboe S&P 500 BuyWrite Index	+14.62%	+2.83%	+5.52%

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor’s long position in the asset is the “cover” because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Investing in ADRs may have some limitations for investors such as the absence of voting rights.

Writing call options involves risks.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

24

By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.36%	1.11%	1.03%
Net expenses (including fee waivers, if any)	1.31%	1.06%	0.98%
Type of waiver	Contractual	Contractual	Contractual
25

Performance summaries

Delaware Covered Call Strategy Fund

Performance of a $10,000 investment1

For the period April 1, 2016 (Fund’s inception) through September 30, 2023

	Starting value	Ending value
Delaware Covered Call Strategy Fund - Institutional Class shares	$10,000	$15,232
Cboe S&P 500 BuyWrite Index	$10,000	$14,967
Delaware Covered Call Strategy Fund - Class A shares	$ 9,425	$14,066

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 1, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 24 through 27.

The graph also assumes $10,000 invested in the Cboe S&P 500 BuyWrite Index as of April 1, 2016. The Cboe S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500® Index call options.

The S&P 500 Index, mentioned on page 7, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index, mentioned on page 7, is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The NASDAQ-100 Index, mentioned on page 7, includes 100 of the largest domestic and international nonfinancial companies listed on the NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology.

The Core US Consumer Price Index (Core CPI), mentioned on page 7, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services, excluding those with high price volatility, such as food and energy, purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

26

	Nasdaq symbols	CUSIPs
Class A	FRCCX	24611D102
Institutional Class	FRCDX	24611D201
Class R6	FRCEX	24611D300
27

Performance summaries

Delaware Hedged U.S. Equity Opportunities Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	Lifetime
Class A (Est. August 1, 2016)
Excluding sales charge	+11.45%	+4.82%	+5.88%
Including sales charge	+5.07%	+3.58%	+5.01%
Institutional Class (Est. August 1, 2016)
Excluding sales charge	+11.62%	+5.12%	+6.21%
Including sales charge	+11.62%	+5.12%	+6.21%
Class R6 (Est. August 1, 2016)
Excluding sales charge	+11.73%	+5.25%	+6.32%
Including sales charge	+11.73%	+5.25%	+6.32%
Russell 3000 Index (primary benchmark)	+20.46%	+9.14%	+11.44%
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	+15.74%	+7.30%	+8.70%
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	+4.47%	+1.72%	+1.52%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 29. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1 fee) of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Hedging seeks to limit downside risks, but it also will limit the Fund’s return potential. This will especially be true during periods of rapid or large market gains. Hedging activities involve fees and expenses, which can further reduce the Fund’s returns. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, and/or create a loss.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Futures and options involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected,

28

and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.82%	1.57%	1.50%
Net expenses (including fee waivers, if any)	1.55%	1.30%	1.24%
Type of waiver	Contractual	Contractual	Contractual
29

Performance summaries

Delaware Hedged U.S. Equity Opportunities Fund

Performance of a $10,000 investment1

For the period August 1, 2016 (Fund’s inception) through September 30, 2023

	Starting value	Ending value
Russell 3000 Index (primary benchmark)	$10,000	$21,737
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$18,180
Delaware Hedged U.S. Equity Opportunities Fund - Institutional Class shares	$10,000	$15,395
Delaware Hedged U.S. Equity Opportunities Fund - Class A shares	$ 9,425	$14,194
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$11,141

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 1, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 29. Please note additional details on pages 28 through 30.

The graph also assumes $10,000 invested in the Russell 3000 Index, 70% Russell 3000 Index/30% ICE BofA US 3-Month Treasury Bill Index, and the ICE BofA US 3-Month Treasury Bill Index as of August 1, 2016.

The ICE BofA US 3-Month Treasury Bill Index tracks the performance of US Treasury bills with a maturity of three months. The index comprises a single Treasury issue purchased at the beginning of the month, which is then sold at the end of the month and rolled into a newly selected issue that matures closest to, but not beyond, three months from the transaction date (known as the rebalancing date).

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FHEJX	24611D847
Institutional Class	FHEKX	24611D839
Class R6	FHELX	24611D821
30

Performance summaries

Delaware Premium Income Fund	September 30, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2023
	1 year	5 year	Lifetime
Class A (Est. April 2, 2018)
Excluding sales charge	+13.37%	+3.79%	+4.01%
Including sales charge	+6.87%	+2.56%	+2.89%
Institutional Class (Est. April 2, 2018)
Excluding sales charge	+13.73%	+4.05%	+4.27%
Including sales charge	+13.73%	+4.05%	+4.27%
Class R6 (Est. April 2, 2018)
Excluding sales charge	+13.76%	+4.21%	+4.43%
Including sales charge	+13.76%	+4.21%	+4.43%
Cboe S&P 500 BuyWrite Index	+14.62%	+2.83%	+4.10%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 32. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor’s long position in the asset is the “cover” because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.

Writing call options involves risks. By writing covered call options, the Fund will lose money if the exercise price of an option is below the market price of the asset on which an option was written and the premium received by the Fund for writing the option is insufficient to make up for that loss. The Fund will also give up the opportunity to benefit from potential increases in the value of a Fund asset above the option’s exercise price. Nevertheless, the Fund will continue to bear the risk of declines in the value of the covered assets.

Derivatives may be difficult to sell, unwind or value.

There is no guarantee that dividend-paying stocks will continue to pay dividends. Writing call options may significantly reduce or eliminate the amount of dividends that generally are taxable to non-corporate shareholders at a lower rate.

Covered call options also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions; (2) convert long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or (4) cause the recognition of income or gains without a corresponding receipt of cash.

Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income;

31

Performance summaries

Delaware Premium Income Fund

(3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.50%	1.25%	1.18%
Net expenses (including fee waivers, if any)	1.30%	1.05%	0.98%
Type of waiver	Contractual	Contractual	Contractual
32

Performance of a $10,000 investment1

For the period April 2, 2018 (Fund’s inception) through September 30, 2023

	Starting value	Ending value
Delaware Premium Income Fund - Institutional Class shares	$10,000	$12,585
Cboe S&P 500 BuyWrite Index	$10,000	$12,309
Delaware Premium Income Fund - Class A shares	$ 9,425	$11,697

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 2, 2018, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 32. Please note additional details on pages 31 through 34.

The graph also assumes $10,000 invested in the Cboe S&P 500 BuyWrite Index as of April 1, 2018. The Cboe S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 Index call options.

The S&P 500 Index, mentioned on page 12, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index, mentioned on page 12, is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The NASDAQ-100 Index, mentioned on page 12, includes 100 of the largest domestic and international nonfinancial companies listed on the NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology.

The Core US Consumer Price Index (Core CPI), mentioned on page 12, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services, excluding those with high price volatility, such as food and energy, purchased for consumption by urban households.

The US Consumer Price Index (CPI), mentioned on page 13, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

33

Performance summaries

Delaware Premium Income Fund

	Nasdaq symbols	CUSIPs
Class A	FPIKX	24611D748
Institutional Class	FPILX	24611D730
Class R6	FPIMX	24611D722
34

Disclosure of Fund expenses

For the six-month period from April 1, 2023 to September 30, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2023 to September 30, 2023.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Growth and Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$1,056.80	1.02%	$5.26
Institutional Class	1,000.00	1,058.80	0.77%	3.97
Class R6	1,000.00	1,059.20	0.71%	3.67
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.02%	$5.16
Institutional Class	1,000.00	1,021.21	0.77%	3.90
Class R6	1,000.00	1,021.51	0.71%	3.60

Delaware Opportunity Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$996.90	1.14%	$5.71
Class C	1,000.00	993.40	1.89%	9.44
Class R	1,000.00	995.70	1.39%	6.95
Institutional Class	1,000.00	998.00	0.89%	4.46
Class R6	1,000.00	998.70	0.78%	3.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.14%	$5.77
Class C	1,000.00	1,015.59	1.89%	9.55
Class R	1,000.00	1,018.10	1.39%	7.03
Institutional Class	1,000.00	1,020.61	0.89%	4.51
Class R6	1,000.00	1,021.16	0.78%	3.95
35

Disclosure of Fund expenses

Delaware Global Equity Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$ 946.60	1.16%	$5.66
Institutional Class	1,000.00	948.30	0.91%	4.44
Class R6	1,000.00	949.30	0.85%	4.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.16%	$5.87
Institutional Class	1,000.00	1,020.51	0.91%	4.61
Class R6	1,000.00	1,020.81	0.85%	4.31

Delaware Covered Call Strategy Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$1,055.40	1.31%	$6.75
Institutional Class	1,000.00	1,057.00	1.06%	5.47
Class R6	1,000.00	1,056.40	0.98%	5.05
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.31%	$6.63
Institutional Class	1,000.00	1,019.75	1.06%	5.37
Class R6	1,000.00	1,020.16	0.98%	4.96

Delaware Hedged U.S. Equity Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$1,014.20	1.55%	$7.83
Institutional Class	1,000.00	1,014.90	1.30%	6.57
Class R6	1,000.00	1,014.90	1.24%	6.26
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.55%	$7.84
Institutional Class	1,000.00	1,018.55	1.30%	6.58
Class R6	1,000.00	1,018.85	1.24%	6.28

Delaware Premium Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio	Expenses Paid During Period 4/1/23 to 9/30/23*
Actual Fund return†
Class A	$1,000.00	$1,036.90	1.30%	$6.64
Institutional Class	1,000.00	1,038.30	1.05%	5.37
Class R6	1,000.00	1,038.40	0.98%	5.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.30%	$6.58
Institutional Class	1,000.00	1,019.80	1.05%	5.32
Class R6	1,000.00	1,020.16	0.98%	4.96

*”Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above and on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The tables above and on the previous pages do not reflect the expenses of any Underlying Funds.

36

Security type / sector allocations and top 10 equity holdings

Delaware Growth and Income Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.62%
Communication Services	10.66%
Consumer Discretionary	9.24%
Consumer Staples	4.92%
Energy	13.57%
Financials*	25.65%
Healthcare	16.92%
Industrials	5.49%
Information Technology	13.17%
Short-Term Investments	0.38%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	(0.00%)
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Financials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financials sector consisted of Banks, Commercial Services, Diversified Financial Services, Insurance, Private Equity, and REITs. As of September 30, 2023, such amounts, as a percentage of total net assets were 4.81%, 0.35%, 8.53%, 9.01%, 1.86%, and 1.09%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Financials sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Exxon Mobil	6.11%
Cisco Systems	4.61%
Merck & Co.	3.87%
Gilead Sciences	3.54%
Meta Platforms Class A	3.54%
Bristol-Myers Squibb	3.49%
Philip Morris International	3.37%
Cigna Group	3.35%
Comcast Class A	3.19%
MetLife	2.92%
37

Security type / sector allocations and top 10 equity holdings

Delaware Opportunity Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.97%
Basic Industry	8.98%
Consumer Discretionary	10.88%
Consumer Staples	3.93%
Energy	7.47%
Financial Services	16.32%
Healthcare	5.41%
Industrials	17.59%
Real Estate Investment Trusts	6.54%
Technology	12.79%
Transportation	1.67%
Utilities	7.39%
Short-Term Investments	1.10%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
WESCO International	2.07%
Synopsys	2.00%
Quanta Services	2.00%
Flex	1.96%
DR Horton	1.90%
Hartford Financial Services Group	1.89%
KBR	1.81%
Reinsurance Group of America	1.80%
Marriott International Class A	1.70%
ON Semiconductor	1.69%
38

Security type / country and sector allocations

Delaware Global Equity Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	98.54%
Austria	0.86%
Brazil	2.24%
Canada	4.85%
China	5.48%
Denmark	1.81%
France	7.58%
Germany	1.89%
Hong Kong	1.22%
India	2.41%
Japan	6.77%
Netherlands	0.93%
Switzerland	2.58%
Taiwan	1.86%
United Kingdom	4.44%
United States	53.62%
Short-Term Investments	1.19%
Total Value of Securities	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	9.09%
Consumer Discretionary	6.17%
Consumer Staples*	25.75%
Energy	7.70%
Financials	10.77%
Healthcare	14.02%
Industrials	5.02%
Information Technology	19.16%
Materials	0.86%
Total	98.54%

*The Fund has adopted a fundamental policy to concentrate its investments in the Consumer Staples Sector as described in the Fund’s Prospectus and Statement of Additional Information. The Consumer Staples Sector (as disclosed here for financial reporting purposes only) is subdivided into a variety of ‘industries’ (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, Household Products/Wares, and Retail. As of September 30, 2023, such amounts, as a percentage of total net assets were 4.98%, 5.00%, 5.29%, 2.66%, and 7.82%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

39

Security type / sector allocations and top 10 equity holdings

Delaware Covered Call Strategy Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.85%
Communication Services	6.10%
Consumer Discretionary	13.18%
Consumer Staples	5.43%
Energy	7.94%
Financials	14.74%
Healthcare	8.92%
Industrials	9.05%
Information Technology*	30.55%
Real Estate	2.37%
Utilities	1.57%
Short-Term Investments	1.91%
Total Value of Securities Before Options Written	101.76%
Options Written	(1.68%)
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Semiconductors, and Software. As of September 30, 2023, such amounts, as a percentage of total net assets were 8.80%, 12.85%, and 8.90%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	8.90%
Apple	8.80%
Alphabet Class A	6.10%
UnitedHealth Group	4.63%
Broadcom	4.54%
Mastercard Class A	4.33%
Home Depot	4.18%
Exxon Mobil	4.15%
NVIDIA	4.13%
Booking Holdings	3.82%
40

Security type / sector allocations and top 10 equity holdings

Delaware Hedged U.S. Equity Opportunities Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	96.34%
Communication Services	6.43%
Consumer Discretionary	10.94%
Consumer Staples	6.19%
Energy	3.36%
Financials	14.98%
Healthcare	13.32%
Industrials	13.70%
Information Technology	18.76%
Materials	3.72%
Real Estate	3.18%
Utilities	1.76%
Warrants	0.00%
Options Purchased	0.52%
Short-Term Investments	2.64%
Total Value of Securities Before Options Written	99.50%
Options Written	(0.15%)
Receivables and Other Assets Net of Liabilities	0.65%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	3.39%
Alphabet Class A	2.61%
Apple	2.11%
Amazon.com	1.95%
NVIDIA	1.82%
UnitedHealth Group	1.54%
Chubb	1.38%
Meta Platforms Class A	1.26%
American Tower	1.16%
Visa Class A	1.04%
41

Security type / sector allocations and top 10 equity holdings

Delaware Premium Income Fund	As of September 30, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	115.21%
Communication Services	7.63%
Consumer Discretionary	12.57%
Consumer Staples	6.79%
Energy	8.14%
Financials	19.26%
Healthcare	11.94%
Industrials	13.59%
Information Technology*	30.55%
Real Estate	2.25%
Utilities	2.49%
Short-Term Investments	2.88%
Total Value of Securities Before Options Written	118.09%
Options Written	(18.26%)
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Semiconductors, Software, and Telecommunications. As of September 30, 2023, such amounts, as a percentage of total net assets were 5.70%, 9.09%, 7.47%, and 8.29%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	7.47%
BlackRock	5.00%
Cisco Systems	4.74%
Alphabet Class A	4.68%
Broadcom	4.61%
CSX	4.40%
JPMorgan Chase & Co.	4.38%
Home Depot	4.31%
Exxon Mobil	4.23%
Chevron	3.91%
42

Schedules of investments

Delaware Growth and Income Fund	September 30, 2023
	Number of shares	Value (US $)
Common Stocks — 99.62% t
Communication Services — 10.66%
AT&T	1,191,940	$17,902,939
Comcast Class A	833,572	36,960,582
Meta Platforms Class A †	136,375	40,941,139
Verizon Communications	849,156	27,521,146
		123,325,806
Consumer Discretionary — 9.24%
AutoZone †	3,498	8,884,885
Booking Holdings †	1,768	5,452,424
Ford Motor	1,228,032	15,252,157
Gap	625,192	6,645,791
General Motors	207,584	6,844,045
Kohl’s	70,450	1,476,632
Lowe’s	69,220	14,386,685
Macy’s	836,611	9,713,054
NIKE Class B	87,310	8,348,582
Tapestry	205,381	5,904,704
TJX	270,780	24,066,926
		106,975,885
Consumer Staples — 4.92%
Altria Group	426,457	17,932,517
Philip Morris International	421,074	38,983,031
		56,915,548
Energy — 13.57%
Chevron	101,908	17,183,727
ConocoPhillips	201,479	24,137,184
Exxon Mobil	601,052	70,671,694
Marathon Petroleum	202,643	30,667,992
Valero Energy	101,641	14,403,546
		157,064,143
Financials — 25.65%
American Financial Group	84,983	9,490,052
American International Group	234,472	14,209,003
Bank of New York Mellon	325,301	13,874,088
Blackstone	200,667	21,499,462
Charles Schwab	298,994	16,414,771
Discover Financial Services	31,532	2,731,617
Evercore Class A	115,717	15,955,060
F&G Annuities & Life	24,807	696,084
Fidelity National Financial	244,371	10,092,522
KeyCorp	287,575	3,094,307
Lincoln National	405,021	9,999,968
Mastercard Class A	3,785	1,498,519
MetLife	537,989	33,844,888
Old Republic International	588,565	15,855,941
OneMain Holdings	380,988	15,273,809
PayPal Holdings †	70,063	4,095,883
PNC Financial Services Group	165,128	20,272,765
Rithm Capital	1,360,045	12,634,818
SEI Investments	70,485	4,245,312
Synchrony Financial	740,278	22,630,298
TPG	94,572	2,848,509
Truist Financial	642,869	18,392,482
Unum Group	206,478	10,156,653
Western Union	1,296,400	17,086,552
		296,893,363
Healthcare — 16.92%
Bristol-Myers Squibb	696,082	40,400,599
Cigna Group	135,586	38,787,087
CVS Health	309,267	21,593,022
Gilead Sciences	547,409	41,022,831
McKesson	13,364	5,811,335
Merck & Co.	434,727	44,755,145
Pfizer	102,329	3,394,253
		195,764,272
Industrials — 5.49%
Builders FirstSource †	53,514	6,661,958
Delta Air Lines	404,131	14,952,847
Emerson Electric	183,935	17,762,603
Honeywell International	117,878	21,776,782
RTX	33,746	2,428,699
		63,582,889
Information Technology — 13.17%
Broadcom	27,879	23,155,740
Cisco Systems	992,594	53,361,853
Cognizant Technology Solutions Class A	220,141	14,912,351
HP	403,921	10,380,770
KLA	8,363	3,835,774
Microchip Technology	94,924	7,408,818
Motorola Solutions	123,137	33,522,817
QUALCOMM	52,552	5,836,425
		152,414,548
Total Common Stocks (cost $1,007,729,037)		1,152,936,454

Short-Term Investments — 0.38%
Money Market Mutual Funds — 0.38%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 5.24%)	1,092,517	1,092,517
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.23%)	1,092,517	1,092,517
43

Schedules of investments

Delaware Growth and Income Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 5.37%)	1,092,517	$1,092,517
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	1,092,517	1,092,517
Total Short-Term Investments (cost $4,370,068)		4,370,068
Total Value of Securities—100.00% (cost $1,012,099,105)		$1,157,306,522
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

44

Delaware Opportunity Fund	September 30, 2023
	Number of shares	Value (US $)
Common Stocks — 98.97%
Basic Industry — 8.98%
Berry Global Group	96,091	$5,948,994
Celanese	50,140	6,293,573
Crown Holdings	59,140	5,232,707
Graphic Packaging Holding	197,840	4,407,875
Huntsman	172,310	4,204,364
Knife River †	42,485	2,074,543
Louisiana-Pacific	73,250	4,048,528
Olin	73,030	3,650,039
Reliance Steel & Aluminum	20,970	5,498,963
Vulcan Materials	35,510	7,173,730
		48,533,316
Consumer Discretionary — 10.88%
Aptiv †	46,750	4,609,083
AutoZone †	2,332	5,923,257
Capri Holdings †	79,710	4,193,543
Darden Restaurants	35,470	5,080,013
DR Horton	95,270	10,238,667
Electronic Arts	47,820	5,757,528
Johnson Controls International	68,108	3,624,027
Marriott International Class A	46,770	9,193,111
Polaris	33,090	3,445,993
Ross Stores	59,590	6,730,690
		58,795,912
Consumer Staples — 3.93%
Campbell Soup	91,630	3,764,161
Conagra Brands	152,240	4,174,421
Kellanova	100,630	5,988,491
Tyson Foods Class A	56,870	2,871,366
US Foods Holding †	111,150	4,412,655
		21,211,094
Energy — 7.47%
APA	138,130	5,677,143
Coterra Energy	278,850	7,542,893
Devon Energy	104,670	4,992,759
Hess	37,750	5,775,750
Marathon Oil	315,650	8,443,637
Valero Energy	55,950	7,928,674
		40,360,856
Financial Services — 16.32%
Affiliated Managers Group	38,120	4,968,561
Allstate	62,130	6,921,903
Ally Financial	218,710	5,835,183
Assurant	47,920	6,880,354
East West Bancorp	124,590	6,567,139
Globe Life	52,535	5,712,130
Hancock Whitney	120,915	4,472,646
Hartford Financial Services Group	143,760	10,194,022
KeyCorp	548,950	5,906,702
Raymond James Financial	76,020	7,634,689
Reinsurance Group of America	67,120	9,745,153
State Street	68,190	4,566,002
Synchrony Financial	140,620	4,298,753
Synovus Financial	160,690	4,467,182
		88,170,419
Healthcare — 5.41%
Cencora	39,820	7,166,405
Quest Diagnostics	44,830	5,462,984
STERIS	27,260	5,981,389
Teleflex	22,990	4,515,466
Zimmer Biomet Holdings	54,230	6,085,691
		29,211,935
Industrials — 17.59%
AECOM	91,230	7,575,739
AMETEK	42,260	6,244,338
CACI International Class A †	19,325	6,066,697
Concentrix	38,220	3,061,804
ITT	81,930	8,021,766
KBR	166,110	9,790,524
ManpowerGroup	37,250	2,731,170
Oshkosh	58,490	5,581,701
Parker-Hannifin	22,850	8,900,532
Quanta Services	57,730	10,799,551
Regal Rexnord	55,900	7,986,992
United Rentals	15,855	7,048,657
WESCO International	77,740	11,180,567
		94,990,038
Real Estate Investment Trusts — 6.54%
American Homes 4 Rent Class A	161,910	5,454,748
Apartment Income REIT	162,616	4,992,311
Extra Space Storage	29,387	3,572,871
Host Hotels & Resorts	381,820	6,135,847
Kimco Realty	178,720	3,143,685
Outfront Media	248,780	2,512,678
Spirit Realty Capital	127,530	4,276,081
VICI Properties	179,887	5,234,712
		35,322,933
Technology — 12.79%
Agilent Technologies	49,190	5,500,426
Akamai Technologies †	71,410	7,608,021
Ciena †	140,570	6,643,338
Fiserv †	25,880	2,923,405
Flex †	393,140	10,606,917
Keysight Technologies †	36,325	4,806,161
ON Semiconductor †	98,010	9,110,030
Qorvo †	36,250	3,460,788
Synopsys †	23,560	10,813,333
45

Schedules of investments

Delaware Opportunity Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Technology (continued)
Teradyne	75,720	$7,606,831
		69,079,250
Transportation — 1.67%
JB Hunt Transport Services	26,280	4,954,305
Southwest Airlines	149,570	4,048,860
		9,003,165
Utilities — 7.39%
CMS Energy	106,040	5,631,785
Edison International	94,670	5,991,664
MDU Resources Group	169,940	3,327,425
NRG Energy	201,210	7,750,609
Public Service Enterprise Group	125,760	7,157,002
WEC Energy Group	57,220	4,609,071
Xcel Energy	95,220	5,448,488
		39,916,044
Total Common Stocks (cost $419,187,483)		534,594,962

Short-Term Investments — 1.10%
Money Market Mutual Funds — 1.10%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.24%)	1,486,891	1,486,891
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.23%)	1,486,897	1,486,897
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	1,486,897	1,486,897
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	1,486,897	1,486,897
Total Short-Term Investments (cost $5,947,582)		5,947,582
Total Value of Securities—100.07% (cost $425,135,065)		$540,542,544
†	Non-income producing security.

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

46

Delaware Global Equity Fund	September 30, 2023
	Number of shares	Value (US $)
Common Stocks – 98.54%Δ
Austria – 0.86%
Mondi	88,782	$1,486,732
		1,486,732
Brazil – 2.24%
Banco do Brasil ADR	190,108	1,771,807
Petroleo Brasileiro ADR	142,065	2,129,554
		3,901,361
Canada – 4.85%
Alimentation Couche-Tard	82,211	4,175,163
Canadian Natural Resources	65,846	4,258,356
		8,433,519
China -– 5.48%
China Mengniu Dairy †	1,402,000	4,699,621
H World Group ADR †	59,283	2,337,529
Tencent Holdings	63,700	2,490,750
		9,527,900
Denmark – 1.81%
Genmab †	8,831	3,139,599
		3,139,599
France – 7.58%
Airbus	29,343	3,939,286
BNP Paribas	50,388	3,219,270
L’Oreal	10,771	4,477,620
TotalEnergies	23,417	1,542,648
		13,178,824
Germany – 1.89%
Deutsche Telekom	156,648	3,290,461
		3,290,461
Hong Kong – 1.22%
Prudential	195,791	2,123,206
		2,123,206
India – 2.41%
ICICI Bank ADR	86,468	1,999,140
State Bank of India GDR	30,253	2,184,267
		4,183,407
Japan – 6.77%
Asahi Group Holdings	119,100	4,455,093
ITOCHU	58,800	2,127,093
Mitsubishi UFJ Financial Group	388,900	3,301,122
ORIX	101,100	1,889,536
		11,772,844
Netherlands – 0.93%
Shell	50,023	1,613,312
		1,613,312
Switzerland – 2.58%
Nestle	39,544	4,481,668
		4,481,668
Taiwan – 1.86%
Taiwan Semiconductor
Manufacturing ADR	37,128	3,226,423
		3,226,423
United Kingdom – 4.44%
AstraZeneca	22,775	3,084,999
Reckitt Benckiser Group	65,457	4,627,325
		7,712,324
United States – 53.62%
Abbott Laboratories	17,248	1,670,469
Alphabet Class A †	36,147	4,730,196
Amazon.com †	45,975	5,844,342
Apple	30,446	5,212,660
Aptiv †	25,823	2,545,889
Biogen †	6,488	1,667,481
Casey’s General Stores	17,739	4,816,493
Coca-Cola	75,040	4,200,739
ConocoPhillips	32,026	3,836,715
Costco Wholesale	8,160	4,610,074
Danaher	8,368	2,076,101
Eli Lilly & Co.	6,448	3,463,414
Ingersoll Rand	41,776	2,661,967
Intuit	7,826	3,998,616
KLA	5,292	2,427,229
Microchip Technology	30,938	2,414,711
Microsoft	23,009	7,265,092
Morgan Stanley	27,375	2,235,716
Netflix †	4,557	1,720,723
NVIDIA	6,824	2,968,372
Pinterest Class A †	132,172	3,572,609
Procter & Gamble	28,787	4,198,872
Salesforce †	14,930	3,027,505
Seagate Technology Holdings	41,825	2,758,359
Thermo Fisher Scientific	4,084	2,067,198
UnitedHealth Group	7,316	3,688,654
Vertex Pharmaceuticals †	10,097	3,511,131
		93,191,327
Total Common Stocks (cost $177,328,043)		171,262,907

Short-Term Investments – 1.19%
Money Market Mutual Funds – 1.19%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.24%)	515,106	515,106
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.23%)	515,106	515,106
47

Schedules of investments

Delaware Global Equity Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	515,106	$515,106
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	515,107	515,107
Total Short-Term Investments (cost $2,060,425)		2,060,425
Total Value of Securities-99.73% (cost $179,388,468)		$173,323,332
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 39 in “Security type / country and sector allocations.”
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

48

Delaware Covered Call Strategy Fund	September 30, 2023
	Number of shares	Value (US $)
Common Stocks — 99.85% t
Communication Services — 6.10%
Alphabet Class A ~, †	45,200	$5,914,872
		5,914,872
Consumer Discretionary — 13.18%
Amazon.com ~, †	20,000	2,542,400
Booking Holdings ~, †	1,200	3,700,740
Home Depot ~	13,400	4,048,944
Tesla ~, †	9,900	2,477,178
		12,769,262
Consumer Staples — 5.43%
Costco Wholesale ~	6,100	3,446,256
Philip Morris International ~	19,600	1,814,568
		5,260,824
Energy — 7.94%
Chevron ~	21,800	3,675,916
Exxon Mobil ~	34,200	4,021,236
		7,697,152
Financials — 14.74%
Allstate ~	17,400	1,938,534
Bank of America ~	78,500	2,149,330
BlackRock ~	4,700	3,038,503
JPMorgan Chase & Co. ~	20,400	2,958,408
Mastercard Class A ~	10,600	4,196,646
		14,281,421
Healthcare — 8.92%
Bristol-Myers Squibb ~	26,300	1,526,452
Medtronic ~	33,600	2,632,896
UnitedHealth Group ~	8,900	4,487,291
		8,646,639
Industrials — 9.05%
Honeywell International ~	11,900	2,198,406
Lockheed Martin ~	6,300	2,576,448
RTX ~	24,900	1,792,053
Union Pacific ~	10,800	2,199,204
		8,766,111
Information Technology — 30.55%
Apple ~	49,800	8,526,258
Broadcom ~	5,300	4,402,074
Micron Technology ~	28,900	1,966,067
Microsoft ~	27,300	8,619,975
NVIDIA ~	9,200	4,001,908
Texas Instruments ~	13,100	2,083,031
		29,599,313
Real Estate — 2.37%
Digital Realty Trust ~	19,000	2,299,380
		2,299,380
Utilities — 1.57%
NextEra Energy ~	26,600	1,523,914
		1,523,914
Total Common Stocks (cost $64,386,507)		96,758,888

Short-Term Investments — 1.91%
Money Market Mutual Funds — 1.91%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 5.24%)	463,221	463,221
Fidelity Investments Money Market Government Portfolio – Class I (seven- day effective yield 5.23%)	463,225	463,225
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 5.37%)	463,225	463,225
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	463,224	463,224
Total Short-Term Investments (cost $1,852,895)		1,852,895
Total Value of Securities Before Options Written—101.76% (cost $66,239,402)		98,611,783

	Number of contracts
Options Written — (1.68%)
Equity Call Options — (1.68%)
Allstate, strike price $120, expiration date 10/20/23, notional amount $(2,088,000)	(174)	(7,395)
Alphabet, strike price $130, expiration date 10/20/23, notional amount $(5,876,000)	(452)	(181,930)
Amazon.com, strike price $150, expiration date 11/17/23, notional amount $(3,000,000)	(200)	(19,100)
Apple, strike price $185, expiration date 11/17/23, notional amount $(9,213,000)	(498)	(91,134)
49

Schedules of investments

Delaware Covered Call Strategy Fund

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Bank of America, strike price $28, expiration date 10/20/23, notional amount $(2,198,000)	(785)	$(45,137)
BlackRock, strike price $710, expiration date 10/20/23, notional amount $(3,337,000)	(47)	(5,405)
Booking Holdings, strike price $3,020, expiration date 10/20/23, notional amount $(3,624,000)	(12)	(144,420)
Bristol-Myers Squibb, strike price $60, expiration date 11/17/23, notional amount $(1,578,000)	(263)	(22,224)
Broadcom, strike price $840, expiration date 10/20/23, notional amount $(2,184,000)	(26)	(51,870)
Broadcom, strike price $900, expiration date 10/20/23, notional amount $(2,430,000)	(27)	(9,720)
Chevron, strike price $170, expiration date 10/20/23, notional amount $(3,706,000)	(218)	(59,187)
Costco Wholesale, strike price $550, expiration date 10/20/23, notional amount $(3,355,000)	(61)	(125,507)
Digital Realty Trust, strike price $130, expiration date 10/20/23, notional amount $(2,470,000)	(190)	(11,400)
Exxon Mobil, strike price $110, expiration date 10/20/23, notional amount $(3,762,000)	(342)	(287,280)
Home Depot, strike price $310, expiration date 10/20/23, notional amount $(4,154,000)	(134)	(33,165)
Equity Call Options (continued) Honeywell International, strike price $195, expiration date 10/20/23, notional amount $(2,320,500)	(119)	(5,653)
JPMorgan Chase & Co., strike price $150, expiration date 10/20/23, notional amount $(3,060,000)	(204)	(26,928)
Lockheed Martin, strike price $450, expiration date 11/17/23, notional amount $(2,835,000)	(63)	(6,773)
Mastercard, strike price $395, expiration date 10/20/23, notional amount $(4,187,000)	(106)	(85,595)
Medtronic, strike price $80, expiration date 11/17/23, notional amount $(2,688,000)	(336)	(60,648)
Micron Technology, strike price $72.5, expiration date 10/20/23, notional amount $(2,095,250)	(289)	(18,352)
Microsoft, strike price $340, expiration date 10/20/23, notional amount $(9,282,000)	(273)	(17,472)
NextEra Energy, strike price $70, expiration date 10/20/23, notional amount $(1,862,000)	(266)	(1,330)
NVIDIA, strike price $500, expiration date 10/20/23, notional amount $(4,600,000)	(92)	(10,258)
Philip Morris International, strike price $97, expiration date 10/27/23, notional amount $(1,901,200)	(196)	(13,720)
RTX, strike price $90, expiration date 10/20/23, notional amount $(2,241,000)	(249)	(498)
50

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Tesla, strike price $250, expiration date 10/20/23, notional amount $(2,475,000)	(99)	$(136,867)
Texas Instruments, strike price $165, expiration date 11/17/23, notional amount $(2,161,500)	(131)	(46,832)
Union Pacific, strike price $220, expiration date 11/17/23, notional amount $(2,376,000)	(108)	(18,090)
UnitedHealth Group, strike price $510, expiration date 10/20/23, notional amount $(4,539,000)	(89)	(84,327)
Total Options Written (premium received $3,186,730)		(1,628,217)
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
~	All or a portion of the security has been pledged as collateral for outstanding options written.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

51

Schedules of investments

Delaware Hedged U.S. Equity Opportunities Fund	September 30, 2023
	Number of shares	Value (US $)
Common Stocks — 96.34%
Communication Services — 6.43%
Alphabet Class A †	10,867	$1,422,056
Alphabet Class C †	2,031	267,787
Cable One	266	163,760
Cargurus †	2,920	51,158
Charter Communications Class A †	272	119,631
Electronic Arts	971	116,909
Liberty Media-Liberty Formula One Class C †	1,468	91,456
Liberty Media-Liberty Live Class C †	62	1,990
Match Group †	3,347	131,119
Meta Platforms Class A †	2,282	685,079
Netflix †	356	134,426
Omnicom Group	186	13,853
Roku †	1,155	81,532
Spotify Technology †	623	96,341
T-Mobile US †	83	11,624
Verizon Communications	1,536	49,782
ZoomInfo Technologies †	4,086	67,010
		3,505,513
Consumer Discretionary — 10.94%
Airbnb Class A †	1,125	154,361
Amazon.com †	8,355	1,062,088
CarMax †	2,316	163,811
Chewy Class A †	2,629	48,006
Choice Hotels International	1,301	159,386
Compass Group	4,577	111,688
Deckers Outdoor †	390	200,495
Denny’s †	9,916	83,989
DraftKings Class A †	3,514	103,452
Floor & Decor Holdings Class A †	917	82,988
Garmin	143	15,044
Gentex	4,736	154,109
Genuine Parts	130	18,769
Goodyear Tire & Rubber †	4,560	56,681
Hasbro	124	8,201
Las Vegas Sands	2,776	127,252
Lennar Class A	940	105,496
Lululemon Athletica †	87	33,548
McDonald’s	1,808	476,300
NIKE Class B	4,941	472,458
NVR †	79	471,101
O’Reilly Automotive †	87	79,071
Rivian Automotive Class A †	2,146	52,105
Ross Stores	1,843	208,167
Steven Madden	8,749	277,956
Tesla †	1,024	256,225
TJX	6,322	561,899
Visteon †	760	104,933
Wyndham Hotels & Resorts	3,984	277,047
Yum! Brands	249	31,110
		5,957,736
Consumer Staples — 6.19%
Campbell Soup	178	7,312
Church & Dwight	152	13,928
Clorox	68	8,912
Coca-Cola	3,079	172,362
Colgate-Palmolive	6,049	430,144
Conagra Brands	438	12,010
Costco Wholesale	61	34,463
Dollar Tree †	1,715	182,562
elf Beauty †	750	82,372
General Mills	540	34,555
Hershey	137	27,411
Hormel Foods	276	10,496
J M Smucker	96	11,799
Kellanova	253	15,056
Kenvue	13,421	269,494
Kraft Heinz	482	16,214
McCormick & Co.	233	17,624
Mondelez International Class A	638	44,277
Monster Beverage †	1,621	85,832
PepsiCo	2,611	442,408
Philip Morris International	2,013	186,364
Procter & Gamble	3,419	498,695
Sysco	2,153	142,206
Tyson Foods Class A	3,689	186,258
Unilever	4,106	203,495
US Foods Holding †	4,224	167,693
Walmart	429	68,610
		3,372,552
Energy — 3.36%
Canadian Natural Resources	3,933	254,347
Cheniere Energy	373	61,903
Chevron	300	50,586
ConocoPhillips	1,264	151,427
Diamondback Energy	2,175	336,864
Enbridge	4,271	141,659
Exxon Mobil	751	88,303
Halliburton	3,185	128,993
Marathon Oil	6,642	177,673
Schlumberger	5,557	323,973
Targa Resources	1,357	116,322
		1,832,050
52

	Number of shares	Value (US $)
Common Stocks (continued)
Financials — 14.98%
Aegon	34,802	$167,050
Allstate	2,130	237,303
American Express	2,663	397,293
American International Group	1,476	89,446
Arthur J Gallagher & Co.	200	45,586
Berkshire Hathaway Class B †	1,397	489,369
Block †	2,489	110,163
Brown & Brown	226	15,784
Cboe Global Markets	95	14,840
Charles Schwab	6,111	335,494
Chubb	3,620	753,612
CME Group Class A	328	65,672
Credit Acceptance †	448	206,134
Equitable Holdings	5,904	167,615
Everest Group	400	148,668
First Citizens BancShares Class A	114	157,331
FleetCor Technologies †	591	150,906
Globe Life	1,397	151,896
Intercontinental Exchange	534	58,751
Jack Henry & Associates	67	10,126
Kemper	4,411	185,394
M&T Bank	4,381	553,977
Markel Group †	200	294,498
MarketAxess Holdings	33	7,050
Marsh & McLennan	2,873	546,732
Mastercard Class A	91	36,028
MetLife	2,675	168,284
Moody’s	215	67,976
New York Community Bancorp	31,885	361,576
Progressive	1,489	207,418
Raymond James Financial	2,141	215,021
S&P Global	576	210,476
SEI Investments	105	6,324
SouthState	2,283	153,783
Tradeweb Markets Class A	3,629	291,046
Travelers	177	28,906
US Bancorp	1,320	43,639
Visa Class A	2,456	564,905
Voya Financial	4,692	311,783
WEX †	592	111,349
Willis Towers Watson	99	20,687
		8,159,891
Healthcare — 13.32%
Abbott Laboratories	348	33,704
Agilent Technologies	1,550	173,321
agilon health †	3,289	58,413
Align Technology †	517	157,850
Alnylam Pharmaceuticals †	363	64,287
Apellis Pharmaceuticals †	3,012	114,576
AstraZeneca ADR	3,666	248,261
Avantor †	4,452	93,848
Becton Dickinson and Co.	59	15,253
Bristol-Myers Squibb	866	50,263
Cencora	75	13,498
Centene †	3,253	224,067
Danaher	2,230	553,263
DENTSPLY SIRONA	3,616	123,523
Dexcom †	1,970	183,801
Eli Lilly & Co.	780	418,961
Encompass Health	1,273	85,495
Exact Sciences †	2,942	200,703
Humana	436	212,123
Insulet †	465	74,163
Integra LifeSciences Holdings †	3,301	126,065
Intuitive Surgical †	676	197,588
Jazz Pharmaceuticals †	859	111,189
Johnson & Johnson	2,718	423,328
Medtronic	3,389	265,562
Merck & Co.	793	81,639
Molina Healthcare †	450	147,550
Novartis	1,633	167,466
Pfizer	11,576	383,976
PTC Therapeutics †	3,646	81,707
Quest Diagnostics	1,592	194,001
Shockwave Medical †	487	96,962
Stryker	1,452	396,788
Teleflex	473	92,902
Thermo Fisher Scientific	74	37,457
United Therapeutics †	747	168,725
UnitedHealth Group	1,664	838,972
Veeva Systems Class A †	1,160	236,002
Vertex Pharmaceuticals †	317	110,234
		7,257,486
Industrials — 13.70%
3M	507	47,465
AerCap Holdings †	4,991	312,786
Airbus	1,427	191,574
AMETEK	66	9,752
Automatic Data Processing	315	75,783
Axon Enterprise †	959	190,831
Builders FirstSource †	957	119,137
Canadian National Railway	1,446	156,593
CH Robinson Worldwide	81	6,977
Cintas	421	202,505
Copart †	9,831	423,618
Dover	601	83,846
53

Schedules of investments

Delaware Hedged U.S. Equity Opportunities Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Expeditors International of Washington	2,084	$238,889
Fastenal	2,080	113,651
FedEx	351	92,987
Fortive	1,437	106,568
Fortune Brands Innovations	2,144	133,271
General Dynamics	678	149,818
Genpact	5,812	210,394
Graco	1,364	99,408
Honeywell International	2,652	489,930
IDEX	892	185,554
JB Hunt Transport Services	576	108,588
John Bean Technologies	987	103,773
Knight-Swift Transportation Holdings	6,375	319,706
Leidos Holdings	4,016	370,115
Lennox International	592	221,668
Lockheed Martin	428	175,035
Lumine Group †	559	8,281
Middleby †	1,915	245,120
Nordson	48	10,712
Northrop Grumman	1,227	540,113
PACCAR	3,354	285,157
Paychex	302	34,830
Paycom Software	437	113,301
Rollins	215	8,026
RTX	2,726	196,190
Techtronic Industries	14,985	145,431
Toro	300	24,930
Uber Technologies †	3,689	169,657
U-Haul Holding	2,185	114,472
Union Pacific	950	193,449
United Parcel Service Class B	299	46,605
Waste Connections	240	32,232
Westinghouse Air Brake Technologies	3,138	333,475
WW Grainger	31	21,447
		7,463,650
Information Technology — 18.76%
Accenture Class A	1,549	475,713
Amphenol Class A	556	46,699
ANSYS †	355	105,630
Apple	6,705	1,147,963
Arista Networks †	134	24,647
ARM Holdings ADR †	1,340	71,717
Broadcom	338	280,736
Cadence Design Systems †	110	25,773
CDW	612	123,477
Cisco Systems	1,685	90,586
Cognizant Technology Solutions Class A	472	31,973
Constellation Software	192	396,379
Datadog Class A †	1,170	106,575
Dynatrace †	2,158	100,843
EPAM Systems †	28	7,159
F5 †	980	157,917
First Solar †	904	146,077
Flex †	13,438	362,557
HubSpot †	164	80,770
Intel	2,221	78,957
International Business Machines	269	37,741
Intuit	68	34,744
Lumentum Holdings †	2,719	122,844
Micron Technology	4,814	327,496
Microsoft	5,843	1,844,927
MKS Instruments	1,809	156,551
MongoDB †	307	106,179
Monolithic Power Systems	148	68,376
NVIDIA	2,277	990,472
NXP Semiconductors	1,102	220,312
Oracle	1,789	189,491
QUALCOMM	1,872	207,904
Roper Technologies	99	47,944
Salesforce †	1,854	375,954
Samsung Electronics GDR	68	68,544
Seagate Technology Holdings	2,490	164,216
ServiceNow †	316	176,631
Shopify Class A †	4,241	231,431
Silicon Motion Technology ADR †	2,272	116,440
Snowflake Class A †	655	100,064
Splunk †	562	82,193
Synopsys †	142	65,174
Texas Instruments	1,934	307,525
Topicus.com †	296	19,553
Tyler Technologies †	39	15,060
Workday Class A †	1,072	230,319
Zebra Technologies Class A †	224	52,983
		10,223,216
Materials — 3.72%
Ball	1,816	90,400
Celanese	1,105	138,700
CRH	2,558	141,756
Element Solutions	5,665	111,091
FMC	3,581	239,820
Ingevity †	2,167	103,171
Linde	1,208	449,799
54

	Number of shares	Value (US $)
Common Stocks (continued)
Materials (continued)
LyondellBasell Industries
Class A	183	$17,330
PPG Industries	1,163	150,957
Reliance Steel & Aluminum	579	151,831
Rio Tinto ADR	3,257	207,275
Sherwin-Williams	584	148,949
Vulcan Materials	383	77,374
		2,028,453
Real Estate — 3.18%
American Tower	3,832	630,173
AvalonBay Communities	519	89,133
Brixmor Property Group	7,599	157,907
CBRE Group Class A †	146	10,784
CoStar Group †	1,619	124,485
Equinix	209	151,788
Extra Space Storage	1,002	121,823
Gaming and Leisure Properties	2,543	115,834
Public Storage	408	107,516
UDR	4,003	142,787
Welltower	997	81,674
		1,733,904
Utilities — 1.76%
AES	6,131	93,191
Atmos Energy	860	91,100
Duke Energy	2,055	181,375
Edison International	2,952	186,832
Exelon	6,113	231,010
Iberdrola	15,569	174,397
		957,905
Total Common Stocks (cost $50,005,297)		52,492,356

Warrants — 0.00%
Constellation Software =, †	CAD 197	0
Total Warrants (cost $0)		0

	Number of contracts
Options Purchased — 0.52%
Equity Put Options — 0.52%
S&P 500 Index, strike price $3,825, expiration date 9/29/23, notional amount $5,737,500	15	75
S&P 500 Index, strike price $4,000, expiration date 11/17/23, notional amount $5,600,000	14	32,550
S&P 500 Index, strike price $4,025, expiration date 3/15/24, notional amount $5,232,500	13	109,720
S&P 500 Index, strike price $4,125, expiration date 1/19/24, notional amount $5,362,500	13	100,035
S&P 500 Index, strike price $4,300, expiration date 10/20/23, notional amount $3,010,000	7	42,490
Total Options Purchased (cost $462,202)		284,870

	Number of shares
Short-Term Investments — 2.64%
Money Market Mutual Funds — 2.64%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 5.24%)	359,322	359,322
Fidelity Investments Money Market Government Portfolio – Class I (seven- day effective yield 5.23%)	359,323	359,323
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 5.37%)	359,323	359,323
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	359,323	359,323
Total Short-Term Investments (cost $1,437,291)		1,437,291
Total Value of Securities Before Options Written—99.50% (cost $51,904,790)		54,214,517
55

Schedules of investments

Delaware Hedged U.S. Equity Opportunities Fund

	Number of contracts	Value (US $)
Options Written — (0.15%)
Equity Put Options — (0.15%)
S&P 500 Index, strike price $3,625, expiration date 3/15/24, notional amount $(4,712,500)	(13)	$(48,295)
S&P 500 Index, strike price $3,700, expiration date 1/19/24, notional amount $(4,810,000)	(13)	(33,280)
Total Options Written (premium received $89,069)		(81,575)
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

The following forward foreign currency exchange contracts and futures contracts were outstanding at September 30, 2023:1

Forward Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
MS	CAD	(1,295,000)	USD	954,972	12/20/23	$225
MS	GBP	(459,000)	USD	572,644	12/20/23	12,270
Total Forward Foreign Currency Exchange Contracts						$12,495

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(24)	EURO STOXX 50 Index	$(1,066,723)	$(1,083,926)	12/15/23	$17,203	$—	$(5,058)
(8)	FTSE 100 Index	(748,751)	(741,173)	12/15/23	—	(7,578)	(1,904)
(1)	MSCI EAFE Index	(102,075)	(105,617)	12/15/23	3,542	—	355
(5)	S&P/TSX 60 Index	(866,041)	(888,920)	12/14/23	22,879	—	2,368
(13)	E-Mini S&P MidCap 400 Index	(3,276,520)	(3,381,810)	12/15/23	105,290	—	14,300
(17)	E-Mini S&P 500 Index	(3,676,675)	(3,834,441)	12/15/23	157,766	—	10,200
Total Futures Contracts			$(10,035,887)		$306,680	$(7,578)	$20,261

The use of forward foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”
56

Summary of abbreviations:

ADR – American Depositary Receipt

EAFE – Europe, Australasia, and Far East

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

MS – Morgan Stanley

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:

CAD – Canadian Dollar

GBP – British Pound Sterling

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

57

Schedules of investments

Delaware Premium Income Fund	September 30, 2023
	Number of shares	Value (US $)
Common Stocks — 115.21% t
Communication Services — 7.63%
Alphabet Class A ~, †	14,800	$1,936,728
Comcast Class A ~	27,600	1,223,784
		3,160,512
Consumer Discretionary — 12.57%
Booking Holdings ~, †	500	1,541,975
Darden Restaurants ~	6,400	916,608
Home Depot ~	5,900	1,782,744
Whirlpool ~	7,200	962,640
		5,203,967
Consumer Staples — 6.79%
Constellation Brands Class A ~	4,300	1,080,719
Costco Wholesale ~	1,000	564,960
Kimberly-Clark ~	3,100	374,635
Mondelez International ~	5,800	402,520
PepsiCo ~	2,300	389,712
		2,812,546
Energy — 8.14%
Chevron ~	9,600	1,618,752
Exxon Mobil ~	14,900	1,751,942
		3,370,694
Financials — 19.26%
American Express ~	9,300	1,387,467
Bank of America ~	44,200	1,210,196
BlackRock ~	3,200	2,068,768
JPMorgan Chase & Co. ~	12,500	1,812,750
Visa Class A ~	6,500	1,495,065
		7,974,246
Healthcare — 11.94%
Bristol-Myers Squibb ~	17,700	1,027,308
Medtronic ~	12,000	940,320
Pfizer ~	41,000	1,359,970
UnitedHealth Group ~	3,200	1,613,408
		4,941,006
Industrials — 13.59%
Boeing ~, †	8,400	1,610,112
CSX ~	59,200	1,820,400
Lockheed Martin ~	2,800	1,145,088
RTX ~	14,6 00	1,050,762
		5,626,362
Information Technology — 30.55%
Apple ~	9,200	1,575,132
Broadcom ~	2,300	1,910,334
Cisco Systems ~	36,500	1,962,240
Corning ~	48,200	1,468,654
International Business
Machines ~	5,600	785,680
Micron Technology ~	11,800	802,754
Microsoft ~	9,800	3,094,350
Texas Instruments ~	6,600	1,049,466
		12,648,610
Real Estate — 2.25%
Digital Realty Trust ~	7,700	$931,854
		931,854
Utilities — 2.49%
NextEra Energy ~	18,000	1,031,220
		1,031,220
Total Common Stocks (cost $40,160,639)		47,701,017

Short-Term Investments — 2.88%
Money Market Mutual Funds — 2.88%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 5.24%)	298,373	298,373
Fidelity Investments Money Market Government Portfolio – Class I (seven- day effective yield 5.23%)	298,374	298,374
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 5.37%)	298,374	298,374
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	298,374	298,374
Total Short-Term Investments (cost $1,193,495)		1,193,495
Total Value of Securities Before Options Written—118.09% (cost $41,354,134)		48,894,512

	Number of contracts
Options Written — (18.26%)
Equity Call Options — (18.26%)
Alphabet, strike price $105, expiration date 1/19/24, notional amount $(619,500)	(59)	(170,657)
Alphabet, strike price $110, expiration date 1/19/24, notional amount $(979,000)	(89)	(217,382)
American Express, strike price $135, expiration date 1/19/24, notional amount $(1,255,500)	(93)	(174,375)
Apple, strike price $165, expiration date 6/21/24, notional amount $(759,000)	(46)	(99,820)

58

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Apple, strike price $170, expiration date 6/21/24, notional amount $(782,000)	(46)	$(85,790)
Bank of America, strike price $23, expiration date 6/21/24, notional amount $(1,016,600)	(442)	(251,940)
BlackRock, strike price $630, expiration date 6/21/24, notional amount $(2,016,000)	(32)	(226,240)
Boeing, strike price $190, expiration date 1/19/24, notional amount $(1,045,000)	(55)	(86,900)
Boeing, strike price $200, expiration date 6/21/24, notional amount $(580,000)	(29)	(60,755)
Booking Holdings, strike price $2,200, expiration date 1/19/24, notional amount $(1,100,000)	(5)	(468,250)
Bristol-Myers Squibb, strike price $50, expiration date 6/21/24, notional amount $(885,000)	(177)	(176,115)
Broadcom, strike price $710, expiration date 6/21/24, notional amount $(1,633,000)	(23)	(403,305)
Chevron, strike price $145, expiration date 1/19/24, notional amount $(1,392,000)	(96)	(252,720)
Cisco Systems, strike price $45, expiration date 6/21/24, notional amount $(1,642,500)	(365)	(388,725)
Comcast, strike price $37.5, expiration date 6/21/24, notional amount $(1,035,000)	(276)	(241,500)
Constellation Brands, strike price $215, expiration date 6/21/24, notional amount $(924,500)	(43)	(210,270)
Corning, strike price $30, expiration date 1/19/24, notional amount $(1,446,000)	(482)	(93,990)
Costco Wholesale, strike price $480, expiration date 6/21/24, notional amount $(480,000)	(10)	(112,375)
CSX, strike price $27.5, expiration date 1/19/24, notional amount $(1,628,000)	(592)	(242,720)
Darden Restaurants, strike price $120, expiration date 6/21/24, notional amount $(768,000)	(64)	(179,200)
Digital Realty Trust, strike price $110, expiration date 4/19/24, notional amount $(847,000)	(77)	(140,140)
Exxon Mobil, strike price $92.5, expiration date 6/21/24, notional amount $(1,378,250)	(149)	(423,905)
Home Depot, strike price $290, expiration date 1/19/24, notional amount $(1,711,000)	(59)	(139,978)
International Business Machines, strike price $125, expiration date 2/16/24, notional amount $(700,000)	(56)	(102,760)
JPMorgan Chase & Co., strike price $120, expiration date 1/19/24, notional amount $(1,020,000)	(85)	(230,987)
JPMorgan Chase & Co., strike price $125, expiration date 1/19/24, notional amount $(500,000)	(40)	(90,600)
Kimberly-Clark, strike price $110, expiration date 4/19/24, notional amount $(341,000)	(31)	(46,345)
59

Schedules of investments

Delaware Premium Income Fund

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Lockheed Martin, strike price $400, expiration date 1/19/24, notional amount $(1,120,000)	(28)	$(68,880)
Medtronic, strike price $77.5, expiration date 1/19/24, notional amount $(720,750)	(93)	(44,175)
Medtronic, strike price $77.5, expiration date 6/21/24, notional amount $(209,250)	(27)	(20,520)
Micron Technology, strike price $57.5, expiration date 1/19/24, notional amount $(678,500)	(118)	(151,925)
Microsoft, strike price $285, expiration date 1/19/24, notional amount $(1,026,000)	(36)	(148,500)
Microsoft, strike price $285, expiration date 3/15/24, notional amount $(1,767,000)	(62)	(287,680)
Mondelez International, strike price $60, expiration date 6/21/24, notional amount $(348,000)	(58)	(71,340)
NextEra Energy, strike price $50, expiration date 6/21/24, notional amount $(600,000)	(120)	(124,200)
NextEra Energy, strike price $55, expiration date 6/21/24, notional amount $(330,000)	(60)	(42,000)
PepsiCo, strike price $150, expiration date 4/19/24, notional amount $(345,000)	(23)	(55,948)
Pfizer, strike price $30, expiration date 3/15/24, notional amount $(1,230,000)	(410)	(173,225)
RTX, strike price $60, expiration date 6/21/24, notional amount $(576,000)	(96)	(143,040)
RTX, strike price $65, expiration date 6/21/24, notional amount $(325,000)	(50)	(56,000)
Texas Instruments, strike price $140, expiration date 6/21/24, notional amount $(560,000)	(40)	(108,800)
Texas Instruments, strike price $150, expiration date 1/19/24, notional amount $(390,000)	(26)	(39,975)
UnitedHealth Group, strike price $410, expiration date 6/21/24, notional amount $(328,000)	(8)	(92,640)
UnitedHealth Group, strike price $430, expiration date 1/19/24, notional amount $(602,000)	(14)	(118,685)
UnitedHealth Group, strike price $440, expiration date 6/21/24, notional amount $(440,000)	(10)	(91,150)
Visa, strike price $200, expiration date 1/19/24, notional amount $(920,000)	(46)	(163,415)
Visa, strike price $200, expiration date 6/21/24, notional amount $(380,000)	(19)	(82,318)
Whirlpool, strike price $115, expiration date 1/19/24, notional amount $(828,000)	(72)	(156,240)
Total Options Written (premium received $9,669,776)		(7,558,400)
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
~	All or a portion of the security has been pledged as collateral for outstanding options written.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

60

Statements of assets and liabilities

Delaware Group® Equity Funds IV (Trust)	September 30, 2023

	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund
Assets:
Investments, at value*	$1,157,306,522	$540,542,544	$173,323,332	$98,611,783	$54,214,517	$48,894,512
Foreign currencies, at value∆	1,186	—	10,028	—	3,179	—
Cash	8,327	4,356	74,558	82,861	113	155,764
Cash collateral due from brokers	—	—	—	—	577,189	—
Dividends and interest receivable	2,136,654	778,664	380,844	67,342	37,114	18,862
Receivable for fund shares sold	752,701	389,706	80,015	171,681	32,951	118,759
Prepaid expenses	47,132	57,943	34,095	34,424	33,703	35,040
Receivable for securities sold	—	—	141,204	—	97,106	—
Foreign tax reclaims receivable	—	7,484	1,016,168	5,796	3,634	2,070
Variation margin due from broker on futures contracts	—	—	—	—	20,261	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	12,495	—
Other assets	9,299	5,214	1,594	898	489	345
Total Assets	1,160,261,821	541,785,911	175,061,838	98,974,785	55,032,751	49,225,352
Liabilities:
Options written, at value∑	—	—	—	1,628,217	81,575	7,558,400
Payable for fund shares redeemed	1,324,081	559,635	149,257	192,433	73,955	138,953
Investment management fees payable to affiliates	899,292	639,873	324,866	157,763	139,843	86,588
Other accrued expenses	434,766	241,877	100,175	60,852	51,751	22,881
Distribution fees payable to affiliates	240,987	107,924	36,061	14,323	6,001	3,629
Administration expenses payable to affiliates	73,237	53,972	16,085	13,173	11,047	9,930
Payable for securities purchased	—	—	639,864	—	184,163	—
Total Liabilities	2,972,363	1,603,281	1,266,308	2,066,761	548,335	7,820,381
Total Net Assets	$1,157,289,458	$540,182,630	$173,795,530	$96,908,024	$54,484,416	$41,404,971

Net Assets Consist of:
Paid-in capital	$964,678,629	$415,625,674	$177,840,592	$62,774,688	$54,163,832	$43,472,520
Total distributable earnings (loss)	192,610,829	124,556,956	(4,045,062)	34,133,336	320,584	(2,067,549)
Total Net Assets	$1,157,289,458	$540,182,630	$173,795,530	$96,908,024	$54,484,416	$41,404,971
61

Statements of assets and liabilities

Delaware Group® Equity Funds IV (Trust)

	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund
Net Asset Value

Class A:
Net assets	$1,144,700,662	$496,660,042	$170,254,596	$68,079,012	$28,285,559	$17,367,493
Shares of beneficial interest outstanding, unlimited authorization, no par	84,026,731	17,218,766	29,100,090	5,429,846	3,590,776	1,575,497
Net asset value per share	$13.62	$28.84	$5.85	$12.54	$7.88	$11.02
Sales charge	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$14.45	$30.60	$6.21	$13.31	$8.36	$11.69

Class C:
Net assets	$—	$2,659,385	$—	$—	$—	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	—	87,921	—	—	—	—
Net asset value per share	$—	$30.25	$—	$—	$—	$—

Class R:
Net assets	$—	$237,171	$—	$—	$—	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	—	7,817	—	—	—	—
Net asset value per share	$—	$30.34	$—	$—	$—	$—

Institutional Class:
Net assets	$12,448,097	$29,676,233	$3,444,274	$28,794,048	$26,185,233	$24,025,557
Shares of beneficial interest outstanding, unlimited authorization, no par	913,127	975,130	552,049	2,305,092	3,209,374	2,177,637
Net asset value per share	$13.63	$30.43	$6.24	$12.49	$8.16	$11.03

Class R6:
Net assets	$140,699	$10,949,799	$96,660	$34,964	$13,624	$11,921
Shares of beneficial interest outstanding, unlimited authorization, no par	10,224	356,744	15,183	2,812	1,664	2,258
Net asset value per share	$13.76	$30.69	$6.37	$12.43	$8.19	$5.28

*Investments, at cost	$1,012,099,105	$425,135,065	$179,388,468	$66,239,402	$51,904,790	$41,354,134
∆Foreign currencies, at cost	1,165	—	8,015	—	3,691	—
∑Options written, premium received	—	—	—	(3,186,730)	(89,069)	(9,669,776)

See accompanying notes, which are an integral part of the financial statements.

62

Statements of operations

Delaware Group® Equity Funds IV (Trust)	Year ended September 30, 2023

	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund
Investment Income:
Dividends	$38,314,961	$10,792,779	$4,548,075	$2,009,239	$874,656	$1,164,847
Reclaim income	—	—	214,693	—	—	—
Foreign tax withheld	—	—	(432,581)	—	(9,543)	—
	38,314,961	10,792,779	4,330,187	2,009,239	865,113	1,164,847

Expenses:
Management fees	6,728,583	4,225,447	1,582,610	795,993	673,705	331,025
Distribution expenses — Class A	2,694,394	1,343,098	456,518	176,438	77,523	45,793
Distribution expenses — Class C	—	16,158	—	—	—	—
Distribution expenses — Class R	—	631	—	—	—	—
Dividend disbursing and transfer agent fees and expenses	1,169,751	651,027	200,028	106,177	37,671	26,151
Accounting and administration expenses	122,310	69,174	38,484	27,751	26,055	16,656
Reports and statements to shareholders expenses	121,787	57,132	29,748	29,009	7,435	12,611
Legal fees	64,128	58,662	2,805	2,332	1,600	814
Trustees’ fees and expenses	46,833	28,642	8,636	5,285	2,953	2,069
Registration fees	34,644	79,550	37,729	38,935	41,619	39,270
Audit and tax fees	29,065	38,126	38,381	34,577	35,920	33,167
Custodian fees	23,443	16,567	3,119	4,405	36,011	5,871
Other	83,241	65,206	22,705	16,329	19,041	13,402
	11,118,179	6,649,420	2,420,763	1,237,231	959,533	526,829
Less expenses waived	(42,654)	(224,004)	(210,425)	(5,760)	(120,247)	(46,447)
Less expenses paid indirectly	(1,549)	(965)	(445)	(219)	(108)	(69)
Total operating expenses	11,073,976	6,424,451	2,209,893	1,231,252	839,178	480,313
Net Investment Income (Loss)	27,240,985	4,368,328	2,120,294	777,987	25,935	684,534
63

Statements of operations

Delaware Group® Equity Funds IV (Trust)

	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$51,873,494	$7,244,800	$3,699,228	$6,021,398	$1,127,514	$2,888,392
Foreign currencies	(27)	—	(266,487)	—	(9,696)	—
Forward foreign currency exchange contracts	—	—	—	—	(16,198)	—
Futures contracts	—	—	—	—	(346,663)	—
Options purchased	—	—	—	—	(1,638,849)	—
Options written	—	—	—	(3,146,317)	522,522	(3,868,674)
Net realized gain (loss)	51,873,467	7,244,800	3,432,741	2,875,081	(361,370)	(980,282)

Net change in unrealized appreciation (depreciation) on:
Investments	105,697,268	41,894,197	28,943,381	13,820,165	7,808,082	6,643,592
Foreign currencies	21	—	89,376	—	197	—
Forward foreign currency exchange contracts	—	—	—	—	(39,037)	—
Futures contracts	—	—	—	—	(620,345)	—
Options purchased	—	—	—	—	(470,579)	—
Options written	—	—	—	(689,719)	131,534	(1,087,927)
Net change in unrealized appreciation (depreciation)	105,697,289	41,894,197	29,032,757	13,130,446	6,809,852	5,555,665
Net Realized and Unrealized Gain (Loss)	157,570,756	49,138,997	32,465,498	16,005,527	6,448,482	4,575,383
Net Increase (Decrease) in Net Assets Resulting from Operations	$184,811,741	$53,507,325	$34,585,792	$16,783,514	$6,474,417	$5,259,917

See accompanying notes, which are an integral part of the financial statements.

64

Statements of changes in net assets

Delaware Group® Equity Funds IV (Trust)

	Delaware Growth and Income Fund		Delaware Opportunity Fund
	Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$27,240,985	$21,596,346	$4,368,328	$4,657,042
Net realized gain (loss)	51,873,467	48,422,557	7,244,800	51,411,929
Net change in unrealized appreciation (depreciation)	105,697,289	(116,688,551)	41,894,197	(115,048,742)
Net increase (decrease) in net assets resulting from operations	184,811,741	(46,669,648)	53,507,325	(58,979,771)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(70,427,531)	(118,622,279)	(44,800,864)	(37,289,149)
Institutional Class	(674,277)	(537,143)	(243,257)	(253,207)
Class R6	(4,940)	(5,005)	(569,615)	(2,855)
	(71,106,748)	(119,164,427)	(45,613,736)	(37,545,211)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	34,211,621	41,409,588	13,737,067	17,239,804
Class C	—	—	24,873	—
Class R	—	—	52,459	—
Institutional Class	7,892,212	2,075,344	4,563,946	772,501
Class R6	153,809	—	7,052,255	7,313,941

Net assets from merger:[1]
Class A	248,356,990	—	14,608,817	—
Class C	—	—	3,162,250	—
Class R	—	—	194,570	—
Institutional Class	6,292,640	—	37,475,287	—
Class R6	39,466	—	—	—
65

Statements of changes in net assets

Delaware Group® Equity Funds IV (Trust)

	Delaware Growth and Income Fund		Delaware Opportunity Fund
	Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22
Capital Share Transactions (See Note 6) (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$70,154,687	$118,201,561	$44,689,108	$37,209,160
Institutional Class	674,277	537,143	243,257	253,207
Class R6	4,940	5,005	569,615	2,855
	367,780,642	162,228,641	126,373,504	62,791,468
Cost of shares redeemed:
Class A	(178,971,980)	(173,844,829)	(86,785,274)	(117,419,214)
Class C	—	—	(528,295)	—
Class R	—	—	(9,818)	—
Institutional Class	(7,330,750)	(2,234,427)	(15,890,142)	(1,607,411)
Class R6	(98,970)	(168,044)	(3,107,250)	(286,568)
	(186,401,700)	(176,247,300)	(106,320,779)	(119,313,193)
Increase (decrease) in net assets derived from capital share transactions	181,378,942	(14,018,659)	20,052,725	(56,521,725)
Net Increase (Decrease) in Net Assets	295,083,935	(179,852,734)	27,946,314	(153,046,707)

Net Assets:
Beginning of year	862,205,523	1,042,058,257	512,236,316	665,283,023
End of year	$1,157,289,458	$862,205,523	$540,182,630	$512,236,316

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

66

	Delaware Global Equity Fund		Delaware Covered Call Strategy Fund
	Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,120,294	$2,086,694	$777,987	$504,332
Net realized gain (loss)	3,432,741	4,870,348	2,875,081	14,351,113
Net change in unrealized appreciation (depreciation)	29,032,757	(51,611,908)	13,130,446	(24,200,050)
Net increase (decrease) in net assets resulting from operations	34,585,792	(44,654,866)	16,783,514	(9,344,605)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,648,968)	(27,926,187)	(7,776,981)	(293,225)
Institutional Class	(118,916)	(308,721)	(3,333,907)	(200,734)
Class R6	(355)	(2,753)	(5,051)	(389)
	(3,768,239)	(28,237,661)	(11,115,939)	(494,348)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	6,740,504	4,454,122	2,073,255	4,018,636
Institutional Class	3,499,435	461,517	2,887,452	2,261,053
Class R6	91,191	4,931	—	2,437

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,628,491	27,811,296	7,742,451	291,899
Institutional Class	118,816	308,721	3,119,607	188,105
Class R6	355	2,753	5,051	389
	14,078,792	33,043,340	15,827,816	6,762,519
Cost of shares redeemed:
Class A	(26,650,538)	(37,938,828)	(15,566,446)	(23,196,926)
Institutional Class	(2,517,146)	(13,341,218)	(6,958,028)	(6,008,529)
Class R6	(12,555)	(124,180)	(15,612)	(2,510)
	(29,180,239)	(51,404,226)	(22,540,086)	(29,207,965)
Decrease in net assets derived from capital share transactions	(15,101,447)	(18,360,886)	(6,712,270)	(22,445,446)
Net Increase (Decrease) in Net Assets	15,716,106	(91,253,413)	(1,044,695)	(32,284,399)

Net Assets:
Beginning of year	158,079,424	249,332,837	97,952,719	130,237,118
End of year	$173,795,530	$158,079,424	$96,908,024	$97,952,719

See accompanying notes, which are an integral part of the financial statements.

67

Statements of changes in net assets

Delaware Group® Equity Funds IV (Trust)

	Delaware Hedged U.S. Equity Opportunities Fund		Delaware Premium Income Fund
	Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$25,935	$(191,461)	$684,534	$632,948
Net realized gain (loss)	(361,370)	4,769,144	(980,282)	5,620,027
Net change in unrealized appreciation (depreciation)	6,809,852	(14,856,819)	5,555,665	(7,477,518)
Net increase (decrease) in net assets resulting from operations	6,474,417	(10,279,136)	5,259,917	(1,224,543)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,751,128)	(4,567,062)	(284,757)	(235,057)
Institutional Class	(2,238,906)	(2,718,430)	(399,126)	(393,307)
Class R6	(1,095)	(1,592)	(552)	(501)
	(4,991,129)	(7,287,084)	(684,435)	(628,865)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	1,232,916	2,831,905	3,615,472	863,393
Institutional Class	6,886,360	14,149,641	5,851,454	5,356,097

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,748,192	4,536,813	281,656	233,351
Institutional Class	2,238,906	2,718,430	387,609	383,963
Class R6	1,095	1,592	552	501
	13,107,469	24,238,381	10,136,743	6,837,305
Cost of shares redeemed:
Class A	(7,761,035)	(10,596,993)	(5,360,004)	(5,518,580)
Institutional Class	(9,816,551)	(8,328,161)	(8,639,543)	(7,031,768)
Class R6	(825)	(1,294)	—	(4,866)
	(17,578,411)	(18,926,448)	(13,999,547)	(12,555,214)
Increase (decrease) in net assets derived from capital share transactions	(4,470,942)	5,311,933	(3,862,804)	(5,717,909)
Net Increase (Decrease) in Net Assets	(2,987,654)	(12,254,287)	712,678	(7,571,317)

Net Assets:
Beginning of year	57,472,070	69,726,357	40,692,293	48,263,610
End of year	$54,484,416	$57,472,070	$41,404,971	$40,692,293

See accompanying notes, which are an integral part of the financial statements.

68

Financial highlights

Delaware Growth and Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$12.21	$14.62	$11.94	$19.85	$24.41

Income (loss) from investment operations:
Net investment income[2]	0.34	0.30	0.25	0.23	0.27
Net realized and unrealized gain (loss)	2.04	(0.99)	3.34	(0.95)	(0.54)
Total from investment operations	2.38	(0.69)	3.59	(0.72)	(0.27)

Less dividends and distributions from:
Net investment income	(0.33)	(0.37)	(0.21)	(0.25)	(0.27)
Net realized gain	(0.64)	(1.35)	(0.70)	(6.94)	(4.02)
Total dividends and distributions	(0.97)	(1.72)	(0.91)	(7.19)	(4.29)

Net asset value, end of period	$13.62	$12.21	$14.62	$11.94	$19.85

Total return[3]	19.74%[4]	(5.81%)[4]	30.89%	(7.99%)	2.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,144,700	$857,819	$1,037,062	$1,023,821	$1,464,393
Ratio of expenses to average net assets[5]	1.02%	1.04%	1.07%	1.10%	1.13%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.06%	1.07%	1.10%	1.13%
Ratio of net investment income to average net assets	2.50%	2.13%	1.82%	1.71%	1.37%
Ratio of net investment income to average net assets prior to fees waived	2.50%	2.10%	1.82%	1.71%	1.37%
Portfolio turnover	26%	23%	51%	113%[6]	55%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Growth & Income Fund were reorganized into Class A shares of Delaware Growth and Income Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

69

Financial highlights

Delaware Growth and Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$12.23	$14.64	$11.99	$19.87	$24.58

Income (loss) from investment operations:
Net investment income[2]	0.38	0.34	0.29	0.30	0.33
Net realized and unrealized gain (loss)	2.03	(0.99)	3.34	(0.98)	(0.55)
Total from investment operations	2.41	(0.65)	3.63	(0.68)	(0.22)

Less dividends and distributions from:
Net investment income	(0.37)	(0.41)	(0.28)	(0.26)	(0.47)
Net realized gain	(0.64)	(1.35)	(0.70)	(6.94)	(4.02)
Total dividends and distributions	(1.01)	(1.76)	(0.98)	(7.20)	(4.49)

Net asset value, end of period	$13.63	$12.23	$14.64	$11.99	$19.87

Total return[3]	20.01%[4]	(5.54%)[4]	31.19%	(7.68%)[4]	2.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,448	$4,360	$4,804	$4,063	$21,597
Ratio of expenses to average net assets[5]	0.77%	0.78%	0.82%	0.85%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.77%	0.81%	0.82%	0.86%	0.83%
Ratio of net investment income to average net assets	2.81%	2.41%	2.08%	1.98%	1.66%
Ratio of net investment income to average net assets prior to fees waived	2.81%	2.38%	2.08%	1.97%	1.66%
Portfolio turnover	26%	23%	51%	113%[6]	55%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Growth & Income Fund were reorganized into Institutional Class shares of Delaware Growth and Income Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

70

Delaware Growth and Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$12.33	$14.72	$12.01	$19.92	$24.52

Income (loss) from investment operations:
Net investment income[2]	0.38	0.37	0.30	0.29	0.35
Net realized and unrealized gain (loss)	2.07	(1.01)	3.35	(0.96)	(0.56)
Total from investment operations	2.45	(0.64)	3.65	(0.67)	(0.21)

Less dividends and distributions from:
Net investment income	(0.38)	(0.40)	(0.24)	(0.30)	(0.37)
Net realized gain	(0.64)	(1.35)	(0.70)	(6.94)	(4.02)
Total dividends and distributions	(1.02)	(1.75)	(0.94)	(7.24)	(4.39)

Net asset value, end of period	$13.76	$12.33	$14.72	$12.01	$19.92

Total return[3]	20.13%	(5.45%)	31.25%[4]	(7.63%)[4]	2.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$141	$27	$192	$2,710	$5,597
Ratio of expenses to average net assets[5]	0.71%	0.73%	0.75%	0.76%	0.75%
Ratio of expenses to average net assets prior to fees waived[5]	0.71%	0.73%	0.76%	0.81%	0.75%
Ratio of net investment income to average net assets	2.79%	2.57%	2.29%	2.07%	1.75%
Ratio of net investment income to average net assets prior to fees waived	2.79%	2.57%	2.28%	2.02%	1.75%
Portfolio turnover	26%	23%	51%	113%[6]	55%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Growth & Income Fund were reorganized into Class R6 shares of Delaware Growth and Income Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

71

Financial highlights

Delaware Opportunity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$28.57	$33.94	$23.26	$37.79	$42.06

Income (loss) from investment operations:
Net investment income[2]	0.23	0.25	0.43	0.16	0.12
Net realized and unrealized gain (loss)	2.66	(3.64)	10.48	(3.01)	(0.60)
Total from investment operations	2.89	(3.39)	10.91	(2.85)	(0.48)

Less dividends and distributions from:
Net investment income	(0.20)	(0.39)	(0.23)	(0.24)	(0.38)
Net realized gain	(2.42)	(1.59)	—	(11.44)	(3.41)
Total dividends and distributions	(2.62)	(1.98)	(0.23)	(11.68)	(3.79)

Net asset value, end of period	$28.84	$28.57	$33.94	$23.26	$37.79

Total return[3]	10.08%[4]	(10.87%)[4]	47.10%[4]	(13.31%)[4]	0.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$496,660	$502,949	$660,973	$599,543	$915,339
Ratio of expenses to average net assets[5]	1.14%	1.16%	1.20%	1.21%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.18%	1.20%	1.20%	1.24%	1.20%
Ratio of net investment income to average net assets	0.76%	0.73%	1.40%	0.62%	0.32%
Ratio of net investment income to average net assets prior to fees waived	0.72%	0.69%	1.40%	0.59%	0.32%
Portfolio turnover	11%	17%	13%	120%[6]	47%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Opportunity Fund were reorganized into Class A shares of Delaware Opportunity Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

72

Delaware Opportunity Fund Class C

Selected data for each share of the Fund outstanding throughout the period were as follows:

2/28/23[1] to 9/30/23
Net asset value, beginning of period	$32.05

Income (loss) from investment operations:
Net investment loss[2]	(0.01)[3]
Net realized and unrealized loss	(1.79)[4]
Total from investment operations	(1.80)

Net asset value, end of period	$30.25

Total return[5]	(5.62%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,660
Ratio of expenses to average net assets[6]	1.89%
Ratio of net investment loss to average net assets	(0.03%)
Portfolio turnover	11%[7]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[4]	The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of operations due to the timing of portfolio share transactions in relation to fluctuating market values.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Portfolio turnover is representative of the Fund for the period ended September 30, 2023.

See accompanying notes, which are an integral part of the financial statements.

73

Financial highlights

Delaware Opportunity Fund Class R

Selected data for each share of the Fund outstanding throughout the period were as follows:

2/28/23[1] to 9/30/23
Net asset value, beginning of period	$32.05

Income (loss) from investment operations:
Net investment income[2]	0.09
Net realized and unrealized loss	(1.80)[3]
Total from investment operations	(1.71)

Net asset value, end of period	$30.34

Total return[4]	(5.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$237
Ratio of expenses to average net assets[5]	1.39%
Ratio of net investment income to average net assets	0.50%
Portfolio turnover	11%[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of operations due to the timing of portfolio share transactions in relation to fluctuating market values.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Portfolio turnover is representative of the Fund for the period ended September 30, 2023.

See accompanying notes, which are an integral part of the financial statements.

74

Delaware Opportunity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$29.98	$35.58	$24.37	$38.75	$42.91

Income (loss) from investment operations:
Net investment income[2]	0.31	0.35	0.52	0.24	0.23
Net realized and unrealized gain (loss)	2.81	(3.80)	10.99	(3.18)	(0.58)
Total from investment operations	3.12	(3.45)	11.51	(2.94)	(0.35)

Less dividends and distributions from:
Net investment income	(0.25)	(0.56)	(0.30)	—	(0.40)
Net realized gain	(2.42)	(1.59)	—	(11.44)	(3.41)
Total dividends and distributions	(2.67)	(2.15)	(0.30)	(11.44)	(3.81)

Net asset value, end of period	$30.43	$29.98	$35.58	$24.37	$38.75

Total return[3]	10.40%[4]	(10.61%)[4]	47.50%[4]	(13.04%)[4]	1.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,676	$2,925	$4,083	$2,490	$10,325
Ratio of expenses to average net assets[5]	0.89%	0.90%	0.90%	0.95%	0.92%
Ratio of expenses to average net assets prior to fees waived[5]	0.90%	0.95%	0.95%	1.04%	0.92%
Ratio of net investment income to average net assets	1.01%	0.99%	1.59%	0.83%	0.62%
Ratio of net investment income to average net assets prior to fees waived	1.00%	0.94%	1.54%	0.74%	0.62%
Portfolio turnover	11%	17%	13%	120%[6]	47%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Opportunity Fund were reorganized into Institutional Class shares of Delaware Opportunity Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

75

Financial highlights

Delaware Opportunity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$30.43	$35.51	$24.04	$38.71	$42.87

Income (loss) from investment operations:
Net investment income[2]	0.36	0.59	0.54	0.28	0.27
Net realized and unrealized gain (loss)	2.84	(4.08)	10.93	(3.11)	(0.59)
Total from investment operations	3.20	(3.49)	11.47	(2.83)	(0.32)

Less dividends and distributions from:
Net investment income	(0.52)	—	—	(0.40)	(0.43)
Net realized gain	(2.42)	(1.59)	—	(11.44)	(3.41)
Total dividends and distributions	(2.94)	(1.59)	—	(11.84)	(3.84)

Net asset value, end of period	$30.69	$30.43	$35.51	$24.04	$38.71

Total return[3]	10.49%[4]	(10.50%)[4]	47.71%[4]	(12.93%)[4]	1.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,950	$6,362	$227	$1,029	$2,338
Ratio of expenses to average net assets[5]	0.78%	0.78%	0.78%	0.79%	0.78%
Ratio of expenses to average net assets prior to fees waived[5]	0.83%	0.95%	0.88%	0.95%	0.78%
Ratio of net investment income to average net assets	1.15%	1.84%	1.75%	1.00%	0.73%
Ratio of net investment income to average net assets prior to fees waived	1.10%	1.67%	1.65%	0.84%	0.73%
Portfolio turnover	11%	17%	13%	120%[6]	47%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Opportunity Fund were reorganized into Class R6 shares of Delaware Opportunity Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

76

Delaware Global Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$4.92	$7.13	$6.67	$7.50	$8.81

Income (loss) from investment operations:
Net investment income[2]	0.07	0.06	0.07	0.06	0.04
Net realized and unrealized gain (loss)	0.97	(1.39)	0.73	0.23	(0.35)
Total from investment operations	1.04	(1.33)	0.80	0.29	(0.31)

Less dividends and distributions from:
Net investment income	(0.03)	(0.07)	(0.07)	(0.08)	—
Net realized gain	(0.08)	(0.81)	(0.27)	(1.04)	(1.00)
Total dividends and distributions	(0.11)	(0.88)	(0.34)	(1.12)	(1.00)

Net asset value, end of period	$5.85	$4.92	$7.13	$6.67	$7.50

Total return[3]	21.40%[4]	(21.35%)[4]	12.11%	3.89%[4]	(1.48%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,255	$156,157	$233,850	$271,088	$344,592
Ratio of expenses to average net assets[5]	1.19%	1.30%	1.36%	1.41%	1.44%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.39%	1.36%	1.42%	1.46%
Ratio of net investment income to average net assets	1.13%	1.00%	0.94%	0.86%	0.55%
Ratio of net investment income to average net assets prior to fees waived	1.02%	0.91%	0.94%	0.85%	0.53%
Portfolio turnover	119%[6]	30%	34%	128%	119%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Global Fund were reorganized into Class A shares of Delaware Global Equity Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

77

Financial highlights

Delaware Global Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$5.26	$7.48	$6.97	$7.74	$9.03

Income (loss) from investment operations:
Net investment income[2]	0.09	0.07	0.09	0.07	0.07
Net realized and unrealized gain (loss)	1.05	(1.48)	0.77	0.25	(0.36)
Total from investment operations	1.14	(1.41)	0.86	0.32	(0.29)

Less dividends and distributions from:
Net investment income	(0.08)	—	(0.08)	(0.05)	—
Net realized gain	(0.08)	(0.81)	(0.27)	(1.04)	(1.00)
Total dividends and distributions	(0.16)	(0.81)	(0.35)	(1.09)	(1.00)

Net asset value, end of period	$6.24	$5.26	$7.48	$6.97	$7.74

Total return[3]	21.83%	(21.24%)	12.54%	4.24%	(1.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,444	$1,906	$15,345	$17,475	$75,077
Ratio of expenses to average net assets[4]	0.94%	1.03%	1.07%	1.09%	1.09%
Ratio of expenses to average net assets prior to fees waived[4]	1.05%	1.12%	1.11%	1.18%	1.11%
Ratio of net investment income to average net assets	1.39%	1.08%	1.24%	0.93%	0.95%
Ratio of net investment income to average net assets prior to fees waived	1.28%	0.99%	1.20%	0.84%	0.93%
Portfolio turnover	119%[5]	30%	34%	128%	119%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Global Fund were reorganized into Institutional Class shares of Delaware Global Equity Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

78

Delaware Global Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$5.33	$7.58	$6.98	$7.80	$9.08

Income (loss) from investment operations:
Net investment income[2]	0.13	0.07	0.02	0.08	0.07
Net realized and unrealized gain (loss)	1.04	(1.50)	0.85	0.25	(0.35)
Total from investment operations	1.17	(1.43)	0.87	0.33	(0.28)

Less dividends and distributions from:
Net investment income	(0.05)	(0.01)	—	(0.11)	—
Net realized gain	(0.08)	(0.81)	(0.27)	(1.04)	(1.00)
Total dividends and distributions	(0.13)	(0.82)	(0.27)	(1.15)	(1.00)

Net asset value, end of period	$6.37	$5.33	$7.58	$6.98	$7.80

Total return[3]	22.04%	(21.21%)	12.61%	4.32%	(1.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97	$16	$138	$1,317	$1,946
Ratio of expenses to average net assets[4]	0.86%	0.98%	1.02%	1.03%	1.02%
Ratio of expenses to average net assets prior to fees waived[4]	0.91%	1.05%	1.05%	1.13%	1.04%
Ratio of net investment income to average net assets	1.99%	0.97%	0.31%	1.21%	0.95%
Ratio of net investment income to average net assets prior to fees waived	1.94%	0.90%	0.28%	1.11%	0.93%
Portfolio turnover	119%[5]	30%	34%	128%	119%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Global Fund were reorganized into Class R6 shares of Delaware Global Equity Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

79

Financial highlights

Delaware Covered Call Strategy Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$11.91	$13.12	$10.99	$11.81	$11.83

Income (loss) from investment operations:
Net investment income[2]	0.09	0.05	0.06	0.13	0.12
Net realized and unrealized gain (loss)	1.94	(1.21)	2.14	(0.82)	(0.02)
Total from investment operations	2.03	(1.16)	2.20	(0.69)	0.10

Less dividends and distributions from:
Net investment income	(0.09)	(0.05)	(0.07)	(0.13)	(0.12)
Net realized gain	(1.31)	—	—	—	—
Total dividends and distributions	(1.40)	(0.05)	(0.07)	(0.13)	(0.12)

Net asset value, end of period	$12.54	$11.91	$13.12	$10.99	$11.81

Total return[3]	18.27%	(8.88%)	20.11%	(5.75%)	0.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,079	$69,714	$95,583	$121,566	$211,777
Ratio of expenses to average net assets[4]	1.31%	1.31%	1.31%	1.32%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.32%	1.36%	1.35%	1.37%	1.28%
Ratio of net investment income to average net assets	0.71%	0.35%	0.51%	1.15%	1.11%
Ratio of net investment income to average net assets prior to fees waived	0.70%	0.30%	0.47%	1.10%	1.13%
Portfolio turnover	10%	12%	41%	49%	34%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Covered Call Strategy Fund were reorganized into Class A shares of Delaware Covered Call Strategy Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

80

Delaware Covered Call Strategy Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$11.87	$13.08	$10.96	$11.78	$11.80

Income (loss) from investment operations:
Net investment income[2]	0.12	0.08	0.09	0.15	0.16
Net realized and unrealized gain (loss)	1.93	(1.21)	2.14	(0.81)	(0.02)
Total from investment operations	2.05	(1.13)	2.23	(0.66)	0.14

Less dividends and distributions from:
Net investment income	(0.12)	(0.08)	(0.11)	(0.16)	(0.16)
Net realized gain	(1.31)	—	—	—	—
Total dividends and distributions	(1.43)	(0.08)	(0.11)	(0.16)	(0.16)

Net asset value, end of period	$12.49	$11.87	$13.08	$10.96	$11.78

Total return[3]	18.56%	(8.67%)	20.40%	(5.54%)	1.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,794	$28,195	$34,606	$37,887	$66,252
Ratio of expenses to average net assets[4]	1.06%	1.06%	1.07%	1.10%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.06%	1.11%	1.10%	1.12%	0.96%
Ratio of net investment income to average net assets	0.96%	0.61%	0.75%	1.38%	1.41%
Ratio of net investment income to average net assets prior to fees waived	0.96%	0.56%	0.72%	1.36%	1.45%
Portfolio turnover	10%	12%	41%	49%	34%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Covered Call Strategy Fund were reorganized into Institutional Class shares of Delaware Covered Call Strategy Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

81

Financial highlights

Delaware Covered Call Strategy Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$11.82	$13.03	$10.91	$11.69	$11.72

Income (loss) from investment operations:
Net investment income[2]	0.12	0.11	0.12	0.18	0.17
Net realized and unrealized gain (loss)	1.93	(1.21)	2.12	(0.81)	(0.02)
Total from investment operations	2.05	(1.10)	2.24	(0.63)	0.15

Less dividends and distributions from:
Net investment income	(0.13)	(0.11)	(0.12)	(0.15)	(0.18)
Net realized gain	(1.31)	—	—	—	—
Total dividends and distributions	(1.44)	(0.11)	(0.12)	(0.15)	(0.18)

Net asset value, end of period	$12.43	$11.82	$13.03	$10.91	$11.69

Total return[3]	18.60%	(8.51%)	20.57%	(5.30%)	1.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35	$44	$48	$236	$1,477
Ratio of expenses to average net assets[4]	0.98%	0.88%	0.88%	0.89%	0.87%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	1.03%	1.02%	1.07%	0.90%
Ratio of net investment income to average net assets	1.02%	0.80%	1.02%	1.64%	1.54%
Ratio of net investment income to average net assets prior to fees waived	1.01%	0.65%	0.88%	1.46%	1.51%
Portfolio turnover	10%	12%	41%	49%	34%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Covered Call Strategy Fund were reorganized into Class R6 shares of Delaware Covered Call Strategy Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

82

Delaware Hedged U.S. Equity Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$7.74	$10.20	$11.61	$12.36	$11.90

Income (loss) from investment operations:
Net investment loss[2]	(0.01)[3]	(0.04)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.87	(1.35)	1.55	1.23	0.68
Total from investment operations	0.86	(1.39)	1.50	1.21	0.67

Less dividends and distributions from:
Net investment income	—	—	—	(0.05)	—
Net realized gain	(0.72)	(1.07)	(2.91)	(1.91)	(0.21)
Total dividends and distributions	(0.72)	(1.07)	(2.91)	(1.96)	(0.21)

Net asset value, end of period	$7.88	$7.74	$10.20	$11.61	$12.36

Total return[4]	11.45%	(15.48%)	14.35%	10.91%	5.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,285	$31,348	$45,084	$55,603	$78,297
Ratio of expenses to average net assets[5]	1.55%	1.58%	1.64%	1.66%	1.75%
Ratio of expenses to average net assets prior to fees waived[5]	1.75%	1.83%	1.80%	1.85%	1.68%
Ratio of net investment loss to average net assets	(0.07%)	(0.41%)	(0.48%)	(0.14%)	(0.05%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.27%)	(0.66%)	(0.64%)	(0.33%)	0.02%
Portfolio turnover	50%	70%	60%	109%	124%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class A shares of Delaware Hedged U.S. Equity Opportunities Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

83

Financial highlights

Delaware Hedged U.S. Equity Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$7.98	$10.45	$11.79	$12.48	$11.99

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.01)	(0.02)	0.02	0.03
Net realized and unrealized gain (loss)	0.89	(1.39)	1.59	1.25	0.67
Total from investment operations	0.90	(1.40)	1.57	1.27	0.70

Less dividends and distributions from:
Net investment income	—	—	—	(0.05)	— [3]
Net realized gain	(0.72)	(1.07)	(2.91)	(1.91)	(0.21)
Total dividends and distributions	(0.72)	(1.07)	(2.91)	(1.96)	(0.21)

Net asset value, end of period	$8.16	$7.98	$10.45	$11.79	$12.48

Total return[4]	11.62%	(15.17%)	14.79%	11.28%	6.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,185	$26,111	$24,625	$19,229	$44,543
Ratio of expenses to average net assets[5]	1.30%	1.30%	1.30%	1.33%	1.42%
Ratio of expenses to average net assets prior to fees waived[5]	1.50%	1.59%	1.56%	1.62%	1.39%
Ratio of net investment income (loss) to average net assets	0.18%	(0.10%)	(0.15%)	0.21%	0.27%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.02%)	(0.39%)	(0.41%)	(0.08%)	0.30%
Portfolio turnover	50%	70%	60%	109%	124%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Institutional Class shares of Delaware Hedged U.S. Equity Opportunities Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

84

Delaware Hedged U.S. Equity Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$8.00	$10.47	$11.80	$12.53	$12.01

Income (loss) from investment operations:
Net investment income[2]	0.02	— [3]	— [3]	0.04	0.04
Net realized and unrealized gain (loss)	0.89	(1.40)	1.58	1.24	0.69
Total from investment operations	0.91	(1.40)	1.58	1.28	0.73

Less dividends and distributions from:
Net investment income	—	—	—	(0.10)	— [3]
Net realized gain	(0.72)	(1.07)	(2.91)	(1.91)	(0.21)
Total dividends and distributions	(0.72)	(1.07)	(2.91)	(2.01)	(0.21)

Net asset value, end of period	$8.19	$8.00	$10.47	$11.80	$12.53

Total return[4]	11.73%	(15.14%)	14.92%	11.41%	6.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	$13	$17	$91	$341
Ratio of expenses to average net assets[5]	1.24%	1.20%	1.20%	1.23%	1.31%
Ratio of expenses to average net assets prior to fees waived[5]	1.45%	1.49%	1.49%	1.57%	1.30%
Ratio of net investment income (loss) to average net assets	0.23%	(0.02%)	(0.05%)	0.31%	0.37%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.02%	(0.31%)	(0.34%)	(0.03%)	0.38%
Portfolio turnover	50%	70%	60%	109%	124%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class R6 shares of Delaware Hedged U.S. Equity Opportunities Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

85

Financial highlights

Delaware Premium Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$9.87	$10.32	$9.36	$10.14	$10.26

Income (loss) from investment operations:
Net investment income[2]	0.16	0.12	0.16	0.21	0.18
Net realized and unrealized gain (loss)	1.15	(0.44)	0.96	(0.65)	0.05
Total from investment operations	1.31	(0.32)	1.12	(0.44)	0.23

Less dividends and distributions from:
Net investment income	(0.16)	(0.13)	(0.16)	(0.21)	(0.17)
Net realized gain	—	—	—	(0.13)	(0.18)
Total dividends and distributions	(0.16)	(0.13)	(0.16)	(0.34)	(0.35)

Net asset value, end of period	$11.02	$9.87	$10.32	$9.36	$10.14

Total return[3]	13.37%	(3.18%)	11.96%	(4.24%)	2.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,367	$16,846	$22,015	$31,472	$60,830
Ratio of expenses to average net assets[4]	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.41%	1.50%	1.49%	1.44%	1.35%
Ratio of net investment income to average net assets	1.51%	1.20%	1.55%	2.19%	1.74%
Ratio of net investment income to average net assets prior to fees waived	1.40%	1.00%	1.36%	2.05%	1.69%
Portfolio turnover	22%	23%	16%	32%	63%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Premium Income Fund were reorganized into Class A shares of Delaware Premium Income Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

86

Delaware Premium Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$9.87	$10.33	$9.37	$10.16	$10.26

Income (loss) from investment operations:
Net investment income[2]	0.19	0.15	0.18	0.23	0.20
Net realized and unrealized gain (loss)	1.16	(0.46)	0.96	(0.65)	0.07
Total from investment operations	1.35	(0.31)	1.14	(0.42)	0.27

Less dividends and distributions from:
Net investment income	(0.19)	(0.15)	(0.18)	(0.24)	(0.19)
Net realized gain	—	—	—	(0.13)	(0.18)
Total dividends and distributions	(0.19)	(0.15)	(0.18)	(0.37)	(0.37)

Net asset value, end of period	$11.03	$9.87	$10.33	$9.37	$10.16

Total return[3]	13.73%	(3.03%)	12.27%	(4.05%)	2.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,026	$23,836	$26,233	$32,769	$67,844
Ratio of expenses to average net assets[4]	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.16%	1.26%	1.24%	1.19%	1.10%
Ratio of net investment income to average net assets	1.76%	1.45%	1.80%	2.45%	1.98%
Ratio of net investment income to average net assets prior to fees waived	1.65%	1.24%	1.61%	2.31%	1.93%
Portfolio turnover	22%	23%	16%	32%	63%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Premium Income Fund were reorganized into Institutional Class shares of Delaware Premium Income Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

87

Financial highlights

Delaware Premium Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20[1]	9/30/19
Net asset value, beginning of period	$4.87	$5.23	$4.87	$5.53	$10.16

Income (loss) from investment operations:
Net investment income[2]	0.10	0.08	0.10	0.13	0.20
Net realized and unrealized gain (loss)	0.56	(0.22)	0.50	(0.37)	(0.27)
Total from investment operations	0.66	(0.14)	0.60	(0.24)	(0.07)

Less dividends and distributions from:
Net investment income	(0.25)	(0.22)	(0.24)	(0.29)	(4.38)
Net realized gain	—	—	—	(0.13)	(0.18)
Total dividends and distributions	(0.25)	(0.22)	(0.24)	(0.42)	(4.56)

Net asset value, end of period	$5.28	$4.87	$5.23	$4.87	$5.53

Total return[3]	13.76%	(2.88%)	12.54%	(3.95%)	2.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$10	$16	$34	$29
Ratio of expenses to average net assets[4]	0.98%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.12%	1.16%	1.17%	1.13%	1.05%
Ratio of net investment income to average net assets	1.85%	1.59%	1.95%	2.63%	2.06%
Ratio of net investment income to average net assets prior to fees waived	1.71%	1.33%	1.68%	2.40%	1.91%
Portfolio turnover	22%	23%	16%	32%	63%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Premium Income Fund were reorganized into Class R6 shares of Delaware Premium Income Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

88

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

September 30, 2023

Delaware Group Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers 9 funds. These financial statements and the related notes pertain to 6 funds listed below (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Delaware Global Equity Fund, are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Global Equity Fund is considered nondiversified. A Fund may offer Class A, Class C, Class R, Institutional Class and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended September 30, 2023, and for all open tax years (years ended September 30, 2020–September 30, 2022), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended September 30, 2023, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

89

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally do not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Delaware Growth and Income Fund, Delaware Covered Call Strategy Fund, and Delaware Premium Income Fund declare and pay dividends quarterly. Delaware Opportunity Fund, Delaware Global Equity Fund, and Delaware Hedged U.S. Equity Opportunities Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

90

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Growth and Income Fund	0.650% of net assets up to $500 million;
0.600% of net assets over $500 million and up to $1 billion;
0.550% of net assets over $1 billion and up to $2.5 billion;
0.500% of net assets over $2.5 billion.

Delaware Opportunity Fund	0.750% of net assets up to $500 million;
0.700% of net assets over $500 million and up to $1 billion;
0.650% of net assets over $1 billion and up to $2.5 billion;
0.600% of net assets over $2.5 billion.

Delaware Global Equity Fund	0.850% of net assets up to $500 million;
0.800% of net assets over $500 million and up to $1 billion;
0.750% of net assets over $1 billion and up to $2.5 billion;
0.700% of net assets over $2.5 billion.

Delaware Covered Call Strategy Fund	0.800% of net assets up to $300 million;
0.750% of net assets over $300 million and up to $500 million;
0.700% of net assets over $500 million and up to $1 billion;
0.650% of net assets over $1 billion and up to $2 billion;
0.600% of net assets over $2 billion and up to $3 billion;
0.550% of net assets over $3 billion.

Delaware Hedged U.S. Equity Opportunities Fund	1.150% of net assets up to $100 million;
1.100% of net assets over $100 million and up to $500 million;
1.050% of net assets over $500 million and up to $1 billion;
1.000% of net assets over $1 billion and up to $2 billion;
0.950% of net assets over $2 billion and up to $3 billion;
0.900% of net assets over $3 billion.

Delaware Premium Income Fund pays 0.80% of the Fund’s average daily net assets.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from October 1, 2022 (except as noted) through January 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

91

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Operating expense limitation as a percentage of average daily net assets all share classes other than Class R6		Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Growth and Income Fund	0.77%		0.71	%*
Delaware Opportunity Fund	0.89	%**	0.78%
Delaware Global Equity Fund	0.91	%***	0.85	%***
Delaware Covered Call Strategy Fund	1.06%		0.98	%****
Delaware Hedged U.S. Equity Opportunities Fund	1.30%		1.24	%*****
Delaware Premium Income Fund	1.05%		0.98	%******

*Effective January 30, 2023. Prior to January 30, 2023, the expense limitation in effect for Class R6 shares was 0.75%.

**Effective January 30, 2023. Prior to January 30, 2023, the expense limitation in effect for all share classes other than Class R6 shares was 0.90%.

****Effective January 30 2023. Prior to January 30, 2023, the expense limitation in effect for all share classes other than Class R6 shares was 1.01% and Class R6 shares was 0.95%.

****Effective January 30, 2023. Prior to January 30, 2023, the expense limitation in effect for Class R6 shares was 0.88%.

*****Effective January 30, 2023. Prior to January 30, 2023, the expense limitation in effect for Class R6 shares was 1.20%.

******Effective January 30, 2023. Prior to January 30, 2023, the expense limitation in effect for Class R6 shares was 0.90%.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets for the period From October 1, 2022 (except as noted) through January 30, 2024 is as follows:

	Operating expense limitation as a percentage of average daily net assets
Fund	Class A		Class C		Class R		Institutional Class		Class R6
Delaware Growth and Income Fund	1.02%		n/a		n/a		0.77%		0.71	%*
Delaware Opportunity Fund	1.14	%**	1.89	%***	1.39	%***	0.89	%**	0.78%
Delaware Global Equity Fund	1.16	%****	n/a		n/a		0.91	%****	0.85	%****
Delaware Covered Call Strategy Fund	1.31%		n/a		n/a		1.06%		0.98	%*****
Delaware Hedged U.S. Equity Opportunities Fund	1.55%		n/a		n/a		1.30%		1.24	%******
Delaware Premium Income Fund	1.30%		n/a		n/a		1.05%		0.98	%*******

*Effective January 30, 2023. Prior January 30, 2023, the expense limitation in effect for Class R6 was 0.75%.

**Effective January 30, 2023. Prior January 30, 2023, the expense limitation in effect for Class A and Institutional Class shares was 1.15% and 0.90%, respectively.

***Effective February 28, 2023.

****Effective January 30, 2023. Prior January 30, 2023, the expense limitation in effect for Class A, Institutional Class and Class R6 shares was 1.26%, 1.01% and 0.95%, respectively.

*****Effective January 30, 2023. Prior January 30, 2023, the expense limitation in effect for Class R6 shares was 0.88%. ******Effective January 30, 2023. Prior to January 30, 2023, the expense limitation in effect for Class R6 shares was 1.20%.

*******Effective January 30, 2023. Prior to January 30, 2023, the expense limitation in effect for Class R6 shares was 0.90%.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Funds, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

92

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended September 30, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Growth and Income Fund	$36,341
Delaware Opportunity Fund	20,845
Delaware Global Equity Fund	9,528
Delaware Covered Call Strategy Fund	6,954
Delaware Hedged U.S. Equity Opportunities Fund	5,738
Delaware Premium Income Fund	5,227

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended September 30, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Growth and Income Fund	$69,276
Delaware Opportunity Fund	36,090
Delaware Global Equity Fund	11,844
Delaware Covered Call Strategy Fund	6,328
Delaware Hedged U.S. Equity Opportunities Fund	3,725
Delaware Premium Income Fund	2,630

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended September 30, 2023, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Growth and Income Fund	$32,004
Delaware Opportunity Fund	18,609
Delaware Global Equity Fund	9,272
Delaware Covered Call Strategy Fund	2,983
Delaware Hedged U.S. Equity Opportunities Fund	1,735
Delaware Premium Income Fund	1,332
93

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended September 30, 2023, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Growth and Income Fund	$75,973
Delaware Opportunity Fund	45,562
Delaware Global Equity Fund	10,590
Delaware Covered Call Strategy Fund	6,365
Delaware Hedged U.S. Equity Opportunities Fund	3,456
Delaware Premium Income Fund	1,623

For the year ended September 30, 2023, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Growth and Income Fund	$183	$—
Delaware Opportunity Fund	229	237
Delaware Global Equity Fund	183	—
Delaware Covered Call Strategy Fund	138	—

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended September 30, 2023, each Fund made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Fund	Purchases	Sales
Delaware Growth and Income Fund	$284,500,277	$401,948,464
Delaware Opportunity Fund	61,944,766	136,411,731
Delaware Global Equity Fund	216,666,970	234,879,108
Delaware Covered Call Strategy Fund	10,486,870	28,232,688
Delaware Hedged U.S. Equity Opportunities Fund	28,500,586	39,028,794
Delaware Premium Income Fund	10,943,480	16,909,527
94

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Growth and Income Fund	$1,015,503,829	$224,866,493	$(83,063,779)	$141,802,714
Delaware Opportunity Fund	427,905,019	143,832,733	(31,195,207)	112,637,526
Delaware Global Equity Fund	179,459,175	1,652,112	(7,810,279)	(6,158,167)
Delaware Covered Call Strategy Fund	64,815,777	35,493,523	(3,325,734)	32,167,789
Delaware Hedged U.S. Equity Opportunities Fund	53,513,861	5,520,319	(4,590,153)	930,166
Delaware Premium Income Fund	36,693,174	6,473,118	(1,830,180)	4,642,938

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

95

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of September 30, 2023:

Delaware Growth and Income Fund
Level 1
Securities
Assets:
Common Stocks	$1,152,936,454
Short-Term Investments	4,370,068
Total Value of Securities	$1,157,306,522

Delaware Opportunity Fund
Level 1
Securities
Assets:
Common Stocks	$534,594,962
Short-Term Investments	5,947,582
Total Value of Securities	$540,542,544

Delaware Global Equity Fund
Level 1
Securities
Assets:
Common Stocks	$171,262,907
Short-Term Investments	2,060,425
Total Value of Securities	$173,323,332

Delaware Covered Call Strategy Fund
Level 1
Securities
Assets:
Common Stocks	$96,758,888
Short-Term Investments	1,852,895
Total Value of Securities Before Options Written	$98,611,783
Liabilities:
Options Written	$(1,628,217)
96

	Delaware Hedged U.S. Equity Opportunities Fund
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks	$52,492,356	$—	$—		$52,492,356
Warrants	—	—	—	[1]	—
Options Purchased	284,870	—	—		284,870
Short-Term Investments	1,437,291	—	—		1,437,291
Total Value of Securities Before Options Written	$54,214,517	$—	$—		$54,214,517
Liabilities:
Options Written	$(81,575)	$—	$—		$(81,575)

Derivatives[2]
Assets:
Forward Foreign Currency Exchange Contracts	$—	$12,495	$—		$12,495
Futures Contracts	306,680	—	—		306,680
Liabilities:
Futures Contracts	$(7,578)	$—	$—		$(7,578)

1The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.

2Forward foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Premium Income Fund
Level 1
Securities
Assets:
Common Stocks	$47,701,017
Short-Term Investments	1,193,495
Total Value of Securities Before Options Written	$48,894,512
Liabilities:
Options Written	$(7,558,400)

During the year ended September 30, 2023, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund’s net assets. As of September 30, 2023, there were no Level 3 investments. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Hedged U.S. Equity Opportunities Fund’s net assets at the beginning or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Delaware Hedged U.S. Equity Opportunities Fund’s net assets at the end of the period. As September 30, 2023, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund had no Level 3 investments.

97

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2023 and 2022 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended September 30, 2023:
Delaware Growth and Income Fund	$27,244,774	$43,861,974	$71,106,748
Delaware Opportunity Fund	6,193,599	39,420,137	45,613,736
Delaware Global Equity Fund	1,117,750	2,650,489	3,768,239
Delaware Covered Call Strategy Fund	1,709,809	9,406,130	11,115,939
Delaware Hedged U.S. Equity Opportunities Fund	—	4,991,129	4,991,129
Delaware Premium Income Fund	684,435	—	684,435

Year ended September 30, 2022:
Delaware Growth and Income Fund	40,489,170	78,675,257	119,164,427
Delaware Opportunity Fund	8,238,455	29,306,756	37,545,211
Delaware Global Equity Fund	5,394,085	22,843,576	28,237,661
Delaware Covered Call Strategy Fund	494,348	—	494,348
Delaware Hedged U.S. Equity Opportunities Fund	3,058,637	4,228,447	7,287,084
Delaware Premium Income Fund	628,865	—	628,865

5. Components of Net Assets on a Tax Basis

As of September 30, 2023, the components of net assets on a tax basis were as follows:

	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund
Shares of beneficial interest	$964,678,629	$415,625,674	$177,840,592
Undistributed ordinary income	—	4,803,351	962,315
Undistributed long-term capital gains	50,808,115	7,116,079	1,150,790
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	141,802,714	112,637,526	(6,158,167)
Net assets	$1,157,289,458	$540,182,630	$173,795,530

	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund
Shares of beneficial interest	$62,774,688	$54,163,832	$43,472,520
Undistributed ordinary income	1,965,547	—	148,500
Qualified late year loss deferrals	—	(31,952)	—
Capital loss carryforwards	—	(577,630)	(6,858,987)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	32,167,789	930,166	4,642,938
Net assets	$96,908,024	$54,484,416	$41,404,971

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, partnership interest and deemed dividend income, and tax treatment of REITs.

98

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2023 through September 30, 2023 and November 1, 2022 through September 30, 2023, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expenses, gain (loss) on foreign currency transactions, tax treatment of partnerships, deemed dividend income, and earnings and profits distributed to shareholders on the redemption of shares, reorganization-related adjustments and tax treatment of REITs. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2023, the Funds recorded the following reclassifications:

	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Hedged U.S. Equity Opportunities Fund
Paid-in capital	$7,355,817	$1,145,720	$(32,157)
Total distributable earnings (loss)	(7,355,817)	(1,145,720)	32,157

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At September 30, 2023, the Fund utilized the following capital loss carryforwards:

Delaware Premium Income Fund	$774,350

At September 30, 2023, the Funds have capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Hedged U.S. Equity Opportunities Fund	$577,630	$—	$577,630
Delaware Premium Income Fund	6,858,987	—	6,858,987
99

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Growth and Income Fund		Delaware Opportunity Fund		Delaware Global Equity Fund
	Year ended		Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22	9/30/23	9/30/22
Shares sold:
Class A	2,493,665	2,990,440	459,048	515,466	1,176,520	738,993
Class C	—	—	715	—	—	—
Class R	—	—	1,698	—	—	—
Institutional Class	572,540	148,531	145,409	21,861	569,286	76,063
Class R6	11,792	—	225,291	210,878	14,059	643

Shares from merger:[1]
Class A	19,192,196	—	508,806	—	—	—
Class C	—	—	104,619	—	—	—
Class R	—	—	6,436	—	—	—
Institutional Class	485,464	—	1,239,450	—	—	—
Class R6	3,018	—	—	—	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	5,262,678	8,643,164	1,540,473	1,102,820	651,435	4,414,491
Institutional Class	50,684	39,285	7,968	7,168	20,037	45,872
Class R6	368	362	18,506	80	59	404
	28,072,405	11,821,782	4,258,419	1,858,273	2,431,396	5,276,466

Shares redeemed:
Class A	(13,178,176)	(12,335,093)	(2,892,992)	(3,491,824)	(4,495,429)	(6,198,048)
Class C	—	—	(17,413)	—	—	—
Class R	—	—	(317)	—	—	—
Institutional Class	(552,095)	(159,503)	(515,281)	(46,191)	(399,664)	(1,812,164)
Class R6	(7,134)	(11,223)	(96,132)	(8,285)	(1,887)	(16,324)
	(13,737,405)	(12,505,819)	(3,522,135)	(3,546,300)	(4,896,980)	(8,026,536)
Net increase (decrease)	14,335,000	(684,037)	736,284	(1,688,027)	(2,465,584)	(2,750,070)
[1]	See Note 7.
100

	Delaware Covered Call Strategy Fund		Delaware Hedged U.S. Equity Opportunities Fund		Delaware Premium Income Fund
	Year ended		Year ended		Year ended
	9/30/23	9/30/22	9/30/23	9/30/22	9/30/23	9/30/22
Shares sold:
Class A	170,434	305,084	154,882	313,481	344,520	83,192
Institutional Class	237,031	172,516	847,957	1,539,754	537,730	515,979
Class R6	—	183	—	—	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	681,289	23,076	362,558	481,104	26,291	22,639
Institutional Class	275,164	14,759	285,575	280,541	36,053	37,236
Class R6	448	31	139	164	106	97
	1,364,366	515,649	1,651,111	2,615,044	944,700	659,143

Shares redeemed:
Class A	(1,275,265)	(1,762,408)	(974,286)	(1,167,238)	(502,525)	(530,939)
Institutional Class	(581,729)	(458,772)	(1,196,601)	(904,434)	(810,502)	(678,230)
Class R6	(1,325)	(191)	(101)	(122)	—	(907)
	(1,858,319)	(2,221,371)	(2,170,988)	(2,071,794)	(1,313,027)	(1,210,076)
Net increase (decrease)	(493,953)	(1,705,722)	(519,877)	543,250	(368,327)	(550,933)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and on the “Statements of changes in net assets.” For the years ended September 30, 2023 and 2022, each Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
		Institutional	Institutional
	Class A Shares	Class Shares	Class Shares	Class R6 Shares	Value
Delaware Growth and Income Fund
Year ended
9/30/23	15,291	3,026	15,273	2,997	$242,051
9/30/22	1,124	—	1,121	—	16,639

Delaware Opportunity Fund
Year ended
9/30/23	1,921	1,267	1,823	1,257	96,138

Delaware Global Equity Fund
Year ended
9/30/23	—	12,585	—	12,349	79,159
9/30/22	1,324	—	1,262	—	9,454

Delaware Covered Call Strategy Fund
Year ended
9/30/23	202	—	203	—	2,365
101

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

6. Capital Shares (continued)

	Exchange Redemptions		Exchange Subscriptions
		Institutional	Institutional
	Class A Shares	Class Shares	Class Shares	Class R6 Shares	Value
Delaware Hedged U.S. Equity Opportunities Fund
Year ended
9/30/23	119	—	115	—	$946

Delaware Premium Income Fund
Year ended
9/30/23	21,207	—	21,169	—	234,663

Delaware Opportunity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund and Delaware Premium Income Fund did not have any exchange transactions for the year ended September 30, 2022.

7. Reorganization

On November 10, 2022, the Board approved a proposal to reorganize Delaware Equity Income Fund, a series of the Trust (the “Acquired Fund I”) with and into Delaware Growth and Income Fund (the “Acquiring Fund I”) and a proposal to reorganize Delaware Mid Cap Value Fund, a series of Delaware Group Equity Funds I, (the “Acquired Fund II”, and together with Acquired Fund I, the “Acquired Funds”) with and into Delaware Opportunity Fund (the “Acquiring Fund II”, and together with Acquiring Fund I, the “Acquiring Funds”), (the “Reorganizations”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of Acquired Fund I and Acquired Fund II were acquired by the Acquiring Fund I and Acquiring Fund II, respectively, and (ii) the Trust, on behalf of Acquiring Fund I and Acquiring Fund II, assumed the liabilities of Acquired Fund I and Acquired Fund II, in exchange for shares of Acquiring Fund I and Acquiring Fund II, respectively. In accordance with the Plan, Acquired Fund I and Acquiring Fund II liquidated and dissolved following the Reorganizations. In approving the Reorganizations, the Board considered various factors, including that each Acquiring Fund and its corresponding Acquired Fund share similar investment objectives, principal investment strategies and principal risks, and materially identical fundamental investment restrictions and that each Acquiring Fund’s overall total expense ratio is expected to be equal to or lower than the corresponding Acquired Fund’s total expense ratio following the Reorganizations taking into account applicable expense limitation arrangements. The Reorganizations were accomplished by a tax-free exchange of shares on March 10, 2023. For financial reporting purposes, assets received and shares issued by Acquiring Fund I and Acquiring Fund II were recorded at fair value; however, the cost basis of the investments received from Acquired Fund I and Acquired Fund II was carried forward to align ongoing reporting of Acquiring Fund I and Acquiring Fund II’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

	Acquired Fund I Net Assets	Acquired Fund I Shares Outstanding	Shares Converted to Acquiring Fund I	Acquiring Fund I Net Assets	Conversion Ratio
	Delaware Equity Income Fund		Delaware Growth and Income Fund
Class A	$248,356,990	39,433,257	19,192,196	$912,825,415	0.4867
Institutional Class	6,292,640	989,897	485,464	8,521,827	0.4904
Class R6	39,466	6,280	3,018	30,050	0.4806
102

	Acquired Funds II Net Assets	Acquired Fund II Shares Outstanding	Shares Converted to Acquiring Fund II	Acquiring Fund II Net Assets	Conversion Ratio
	Delaware Mid Cap Value Fund		Delaware Opportunity Fund
Class A	$14,608,817	2,064,343	508,806	$520,544,373	0.2465
Class C	3,162,250	491,477	104,619	9,431	0.2129
Class R	194,570	27,474	6,436	9,432	0.2343
Institutional Class	37,475,287	5,301,037	1,239,450	3,659,006	0.2338

The net assets of Acquired Fund I and Acquired Fund II before the Reorganizations were as follows:

Net Assets
Delaware Equity Income Fund	$254,689,096
Delaware Mid Cap Value Fund	55,440,924

The net assets of Acquiring Fund I and Acquiring Fund II immediately following the Reorganizations were as follows:

Net Assets
Delaware Growth and Income Fund	$1,176,066,388
Delaware Opportunity Fund	585,570,406

Assuming the Reorganizations had been completed on October 1, 2022, Acquiring Fund I and Acquiring Fund II’s pro forma results of operations for the year ended September 30, 2023, would have been as follows:

	Delaware Growth and Income Fund	Delaware Opportunity Fund
Net investment income	$30,108,598	$5,028,155
Net realized gain on investments	56,230,876	7,635,146
Net change in unrealized appreciation (depreciation)	126,463,820	40,056,087
Net increase (decrease) in net assets resulting from operations	$212,803,294	$52,719,388

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Acquired Fund I and Acquired Fund II that have been included in Acquiring Fund I and Acquiring Fund II’s Statements of Operations since the Reorganizations were consummated on March 10, 2023.

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), is a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022. The Agreement was extended to October 30, 2023.

Each Fund had no amounts outstanding as of September 30, 2023, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

103

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

9. Derivatives (continued)

Forward Foreign Currency Exchange Contracts — Each Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended September 30, 2023, Delaware Hedged U.S. Equity Opportunities Bond Fund used forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures contracts in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Hedged U.S. Equity Opportunities Fund posted $577,189 as cash collateral as margin for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended September 30, 2023, Delaware Hedged U.S. Equity Opportunities Bond Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. A Fund may buy or write options contracts for any number of reasons, including without limitation: to manage a Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting a Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. A Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund, as writer of an

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option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, a Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. At September 30, 2023, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund posted $76,758,888 and $47,701,017, respectively, in security collateral for open options contracts, which is included on the “Schedules of investments.”

During the year ended September 30, 2023, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions. In addition, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund used options contracts to receive premiums for writing options and to protect the value of portfolio securities.

Fair values of derivative instruments as of September 30, 2023 were as follows:

	Delaware Hedged U.S. Equity Opportunities Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts
Unrealized appreciation on forward foreign currency exchange contracts	$12,495	$—
Variation margin due from broker on futures contracts*	—	306,680
Options purchased, at value**	—	284,870
Total	$12,495	$591,550

		Delaware Hedged U.S. Equity Opportunities Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location		Equity Contracts
Variation margin due from broker on futures contracts*		$(7,578)
Options written, at value		(81,575)
Total		$(89,153)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through September 30, 2023. Only current day variation margin is reported on the Fund’s “Statements of assets and liabilities.”

**Included with Investments, at value.

The effect of derivative instruments on Delaware Hedged U.S. Equity Opportunities Fund’s “Statements of operations” for the year ended September 30, 2023 was as follows:

	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Total
Currency contracts	$(16,198)	$—	$—	$—	$(16,198)
Equity contracts	—	(346,663)	(1,638,849)	522,522	(1,462,990)
Total	$(16,198)	$(346,663)	$(1,638,849)	$522,522	$(1,479,188)
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Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

9. Derivatives (continued)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Total
Currency contracts	$(39,037)	$—	$—	$—	$(39,037)
Equity contracts	—	(620,345)	(470,579)	131,534	(959,390)
Total	$(39,037)	$(620,345)	$(470,579)	$131,534	$(998,427)

During the year ended September 30, 2023, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The tables below summarize the average daily balance of derivative holdings by certain Funds during the year ended September 30, 2023:

Long Derivative Volume
Delaware Hedged U.S. Equity Opportunities Fund
Forward foreign currency exchange contracts (average notional value)	$114,034
Options contracts (average notional value)*	259,175

	Short Derivative Volume
	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund
Forward foreign currency exchange contracts (average notional value)	$—	$1,651,101	$—
Futures contracts (average notional value)	—	9,946,101	—
Options contracts (average notional value)*	3,309,483	76,387	9,471,400

* Long represents purchased options and short represents written options.

10. Offsetting

Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

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At September 30, 2023, certain Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Hedged U.S. Equity Opportunities Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Morgan Stanley	$12,495	$—	$12,495

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Morgan Stanley	$12,495	$—	$—	$—	$—	$12,495

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

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Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

11. Securities Lending (continued)

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At September 30, 2023, each Fund had no securities out on loan.

12. Credit and Market Risks

The global outbreak of COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Fund invests will cause the NAV of each Fund to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2023. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible

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for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of September 30, 2023, there were no Rule 144A securities held by the Funds.

13. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

On October 1, 2023, the fees payable to DIFSC for the fund accounting and financial administrative oversight services provided to the Funds as described in Note 2 were revised. As of such date, DIFSC’s fees are payable by the Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion.

On October 30, 2023, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit to be used as described in Note 8. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in the Funds’ financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund and Delaware Premium Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Delaware Group® Equity Funds IV, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund and Delaware Premium Income Fund	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the years ended September 30, 2023, 2022, 2021, and 2020
Delaware Opportunity Fund	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the year or periods ended September 30, 2023 as indicated therein and the years ended September 30, 2022, 2021 and 2020

The financial statements of the Funds as of and for the year ended September 30, 2019 and the financial highlights for the year ended September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 1, 2023

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

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Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of each Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2023, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Growth and Income Fund	61.68%	38.32%	100.00%	100.00%
Delaware Opportunity Fund	86.42%	13.58%	100.00%	100.00%
Delaware Global Equity Fund	70.34%	29.66%	100.00%	99.22%
Delaware Covered Call Strategy Fund	84.62%	15.38%	100.00%	100.00%
Delaware Hedged U.S. Equity Opportunities Fund	100.00%	—	100.00%	—
Delaware Premium Income Fund	—	100.00%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on each Fund’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2023, certain dividends paid by each Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by each Fund from ordinary income reported as qualified income are reported in the following table. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Percentage
Delaware Growth and Income Fund	100.00%
Delaware Opportunity Fund	100.00%
Delaware Global Equity Fund	100.00%
Delaware Covered Call Strategy Fund	100.00%
Delaware Hedged U.S. Equity Opportunities Fund	—
Delaware Premium Income Fund	100.00%
112

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, and Delaware Premium Income Fund (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”); the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”); Wellington Management Company, LLP (“Wellington”), and Ziegler Capital Management, LLC (“Ziegler”) (together with the Affiliated Sub-Adviser, the “Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio manager(s). The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

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Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

The Board received and considered various information with respect to the services provided by the Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Sub-Advisers who provide these services, including each Fund’s portfolio manager(s). The Board considered the division of responsibilities between DMC and the Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Sub-Advisers in managing the Funds.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

Delaware Covered Call Strategy Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally performing in line with its benchmark index during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted the explanations from DMC and from the Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board, however noted that a new portfolio management team began as of March 2023.

Delaware Global Equity Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was in the third quartile of its performance universe and for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year, 5-year, and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of May 2020. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted the explanations from DMC and the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark for the 1-year period.

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Delaware Growth and Income Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional equity income funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first and third quartile, respectively, and for the 3-year and since inception periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was above the median of its Performance Universe and for the 5-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and that the Fund’s performance was approximately equal to its benchmark index for the since inception period. The Board, however, noted that the investment performance of the current portfolio management team only began as of January 2021. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review.

Delaware Hedged U.S. Equity Opportunities Fund. The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was in the fourth, third, first, and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3- and 5-year and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted the explanations from DMC and from the Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark for the 1-year period.

Delaware Opportunity Fund. The Performance Universe consists of the Fund and all retail and institutional mid-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the since inception period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the since inception period was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and slightly underperformed its benchmark index for the 5-year and since inception periods. The Board noted that the Fund was generally performing in line with its benchmark index during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted the explanations from DMC and the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index for the 1-year period.

Delaware Premium Income Fund. The Performance Universe consists of the Fund and all retail and institutional alternative long/short equity funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe and for the 3-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods. The Board noted that the Fund was generally performing in line with its benchmark index during the periods under review. The Board noted the changes to the portfolio management team effective March 2023. The Board noted the explanations from DMC and the Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark index and above its Performance Universe median for the 1-year period.

Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service

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Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

fees. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

Delaware Covered Call Strategy Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Global Equity Fund. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Growth and Income Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Hedged U.S. Equity Opportunities Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Opportunity Fund. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Delaware Premium Income Fund. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that, as of March 31, 2023, Delaware Growth and Income Fund’s net assets exceeded its second breakpoint level and Delaware Opportunity Fund’s net assets exceeded its first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

116

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund are not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

117

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None
Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)
Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None
H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
118

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
119

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities
Exchange (2010-2018)
Vassar College Trustee
					(2006-2018)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	105	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]
120

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

121

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.     An understanding of generally accepted accounting principles and financial statements;

b.     The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.     Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.     An understanding of internal controls and procedures for financial reporting; and

e.     An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.     Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.     Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.     Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.     Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $173,500 for the fiscal year ended September 30, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $238,883 for the fiscal year ended September 30, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended September 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $33,524 for the fiscal year ended September 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $45,138 for the fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended September 30, 2023, and September 30, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)    Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS IV

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 6, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 6, 2023